                                                                    EXHIBIT 10.3



                             GARDEN BANKS 388 - 1

               ------------------------------------------------

                                LEASE AGREEMENT


                                Dated as of


                                      Between


                           ENSERCH EXPLORATION, INC.,
                                 as the Lessor

                                      and

                         NEW ENSERCH EXPLORATION, INC.,
                                 as the Lessee
               ------------------------------------------------


          THIS LEASE HAS BEEN MANUALLY EXECUTED IN COUNTERPARTS NUMBERED CONSECUTIVELY FROM 1 TO 5. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS LEASE OTHER THAN COUNTERPART NUMBER 1.



      This is Counterpart Number ______

                                          Table of Contents                                Page
                                          -----------------                                ----
Section 1.   Certain Defined Terms.  ......................................................   1
             ---------------------
Section 2.   Lease of Leased Property.  ...................................................  12
             ------------------------
Section 3.   Payments.  ...................................................................  12
             --------
Section 4.   Agency Agreement.  ...........................................................  15
             ----------------
Section 5.   Leased Property Records.  ....................................................  15
             -----------------------
Section 6.   Title to Remain in the Lessor.  ..............................................  15
             -----------------------------
Section 7.   Maintenance and Replacement of the Leased Property; Operations.  .............  16
             --------------------------------------------------------------
Section 8.   Removals Without Replacement.  ...............................................  17
             ----------------------------
Section 9.   Required and Optional Alterations; Title to Alterations.  ....................  18
             -------------------------------------------------------
Section 10.  Compliance with Legal Requirements and Insurance Requirements: Related
             ----------------------------------------------------------------------
             Contracts.  ..................................................................  19
             ---------
Section 11.  Condition and Use of Leased Property; Assignment of Warranties, Etc.; Quiet
             ---------------------------------------------------------------------------
             Enjoyment.  ..................................................................  19
             ---------
Section 12.  Liens.  ......................................................................  21
             ------
Section 13.  Permitted Contests.  .........................................................  22
             ------------------
Section 14.  Insurance, etc.  .............................................................  22
             ---------------
Section 15.  Termination; Surrender of Leased Property.  ..................................  24
             -----------------------------------------
Section 16.  Lessee's Renewal Option.  ....................................................  24
             -----------------------
Section 17.  Events of Default and Remedies.  .............................................  24
             ------------------------------
Section 18.  Purchase by Lessee.  .........................................................  29
             ------------------
Section 19.  Inspection; Right to Enter Premises of the Lessee.  ..........................  29
             --------------------------------------------------
Section 20.  Right to Perform the Lessee's Covenants.  ....................................  30
             ---------------------------------------

                                          Table of Contents                                Page
                                          -----------------                                ----
Section 21.  Participation by Co-Lessees or Sublessees.  ..................................  30
             -----------------------------------------
Section 22.  Notices.  ....................................................................  31
             -------
Section 23.  Amendments and Waivers.  .....................................................  31
             ----------------------
Section 24.  Severability.  ...............................................................  31
             ------------
Section 25.  INTENTIONALLY OMITTED.  ......................................................  31

Section 26.  True Lease.  .................................................................  31
             ----------
Section 27.  No Merger.   .................................................................  32
             ---------
Section 28.  Miscellaneous.  ..............................................................  32
             -------------
Section 29.  Survival of Representations, Warranties, Indemnities, Etc.  ..................  34
             ---------------------------------------------------------
Section 30.  Further Assurances.  .........................................................  34
             ------------------
Section 31.  Lessee's  Representations and Warranties.  ...................................  34
             ----------------------------------------
Section 32.  Affirmative Covenants.  ......................................................  38
             ---------------------
Section 33.  Negative Covenants.  .........................................................  40
             ------------------
Section 34.  Lessor's Representations and Warranties.  ....................................  42
             ---------------------------------------
Section 35.  Application of Certain Payments.  ............................................  43
             -------------------------------

                                LEASE AGREEMENT

     This Lease Agreement dated as of ________________________ (as the same may be amended or supplemented from time to time, the "Lease") is between Enserch Exploration, Inc., a Delaware corporation, ("the Lessor"), and New Enserch Exploration, Inc., a Texas corporation (together with its successors and permitted assigns, "the Lessee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Lessee has acquired certain interests in the Garden Banks 344, 386, 387 and 388 tracts located offshore of the State of Louisiana in federal waters on the outer continental shelf in the Gulf of Mexico (the "Leased Tracts");

     WHEREAS, the Lessee has explored the Leased Tracts and determined that they are capable of producing oil and gas; and

     WHEREAS, subject to the terms and conditions of this Lease, the Lessee desires to lease from the Lessor and the Lessor is willing to acquire and lease to the Lessee the Leased Property (as hereinafter defined) for the purpose of developing the Leased Tracts and operating the Leased Property in accordance with the terms and conditions set forth in this Lease.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and the Lessee hereby agree as follows:

Section 1.  Certain Defined Terms.
            ---------------------

     (a) In this lease, the terms "Lease", "Leased Tracts", "Lessee" and "Lessor" shall have the meanings indicated above.

     (b) As used in this Lease, the following terms shall have the following meanings (all terms defined in this Lease in the singular to have the same meanings when used in the plural and vice versa):

            "Additional Rent" - as defined in Section 3(b) hereof.
             ---------------

            "Affiliate" - with respect to any Person, any other Person that,
             ---------
     directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such Person. For purposes of the foregoing definition, "control" means the direct or indirect ownership of more than 50% of the outstanding capital stock or other equity interests having ordinary voting power.

            "Agency Agreement" - the Agency Agreement between the Lessor and
             ----------------
     the Lessee of even date with this Lease, as the same may be amended or supplemented from time to time.

            "Alterations" - alterations, modifications, additions and
             -----------
     improvements to the Leased Property, whether Severable or Nonseverable.

            "Authorized Officers" - relative to the Lessee, the officers of
             -------------------
     New Enserch Exploration, Inc. whose signatures and incumbency shall have been certified to the Lessor in a certificate certified by the Secretary or Assistant Secretary of New Enserch Exploration, Inc. in form and substance satisfactory to the Lessor.

            "Base Rate" - as referred to in the Funding Agreement.
             ---------

            "Basic Term" - the period commencing on the Lease Commencement Date
             ----------
     and ending on the date twenty years thereafter, or such shorter period as may result from earlier termination in accordance with the provisions hereof.

            "Billing Period" - each of the periods (i) in the case of the first
             --------------
     such period, commencing on the Lease Commencement Date and ending on January 15, 1995 and (ii) in the case of each succeeding period, commencing on the first day following the last day of the immediately preceding Billing Period and ending on the day which numerically corresponds to the last day of the immediately preceding Billing Period three (3) months thereafter.

            "Business Day" - (a) for all purposes other than as covered by
             ------------
     clause (b) below, any day except Saturday, Sunday and any day which shall be in Dallas, Texas, Houston, Texas, Boston, Massachusetts, London, England or New York, New York a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, and (b) with respect to all notices and determinations in connection with, and payments of rent and interest based on, the Rental Balance, any day which is a Business Day described in clause (a) above and which is also a day for trading by and between banks in the London interbank eurodollar market.

            "Casualty Occurrence" - any of the following events in respect of
             -------------------
     any Unit of Leased Property: (i) the total loss of Leased Property, the Constructive Total Loss of Leased Property, the total loss of use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of Leased Property permanently unfit for normal use for any reason whatsoever; (ii) any damage to Leased Property which results in an insurance settlement with respect to such Leased Property on the basis of a total loss; or (iii) the permanent condemnation, confiscation or seizure of, or requisition of title to or use of, any Leased Property.

            "Claims" - any and all liabilities, obligations, losses, damages
             ------
     (including consequential damages), penalties, fines, assessments (whether criminal or civil), claims (including claims involving liability in tort, strict or otherwise), actions, injuries, suits, judgments, costs, expenses (including without limitation, reasonable legal fees and expenses and costs of investigation), disbursements or demands whatsoever, howsoever arising, including any costs of the foregoing pertaining to health, safety of the environment or otherwise.

            "Code" - the Internal Revenue Code of 1986, as amended from time
             ----
     to time.

            "Co-Lessee" - as defined in Section 21(b).
             ---------

            "Completion" - as defined in Schedule 1 hereto.
             ----------

            "Completion Date" -  December 31, 1996.
             ---------------

            "Constructive Total Loss" - a permanent taking by eminent domain of
             -----------------------
     such scope that the untaken portion of Leased Property is insufficient to permit the restoration of such Leased Property for continued use in the Lessee's business or that causes the remaining portion of the Leased Property to be incapable of being restored to a condition that would permit the remaining portion of the Leased Property (without the portion of the Leased Property taken by eminent domain) to continue to have the capacity and functional ability to perform on a continuing basis (subject to normal interruptions in the ordinary course of business for maintenance, inspection, service, repair and testing) and in commercial operation, the function for which the Leased Property (as a whole) was designed as specified in the Project Plan.

            "Daily Rent Charge" - for any day (whether or not a Business Day)
             -----------------
     during the term of this Lease an accrual for such day of all rental of Leased Property calculated on the Rental Balance at a rate per annum of LIBOR + 1.75% for the Basic Term.

            "Default" - any event which with the giving of notice or the lapse
             -------
     of time or both would constitute an Event of Default.

            "Delivery Date" - for any Unit of Leased Property, the date such
             -------------
     Unit of Leased Property is delivered to the Lessee under an ILR.

            "Development Plan" - the Development Operations Coordination
             ----------------
     Document filed as of May 27, 1992 with the Minerals Management Service, United States Department of the Interior in the form furnished to the Lessor, as such document may be amended or supplemented from time to time with the approval of the Minerals Management Service, United States Department of the Interior.

            "Environmental Laws" - as to any Person, any and all laws, statutes,
             ------------------
     ordinances, rules, regulations, orders or determinations of any Governmental Authority pertaining to health or the environment in effect from time to time in any and all jurisdictions in which such Person is conducting or at any time has conducted business, or where any Property of such Person is located now or in the future, or where any hazardous substances generated or disposed of by such Person are located now or in the future, including, without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. The terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA and the term "oil" has the meaning specified in OPA; provided, however, that (i) in the event either CERCLA, RCRA or OPA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, (ii) to the extent the laws of the state or other jurisdiction in which any Property of any applicable Person is located establish a meaning for "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply, and (iii) the terms "hazardous substance" and "solid waste" shall include all oil and gas exploration and production wastes that may present an endangerment to public health or welfare or the environment, even if such wastes are specifically exempt from classification as hazardous substances or solid wastes pursuant to CERCLA, RCRA or OPA or the state analogs to those statutes.

            "Event of Default" - as defined in Section 17 hereof.
             ----------------

            "Fair Market Renewal Term" - as defined in Section 16.
             ------------------------

            "Fair Market Rental Value" - in respect of any property as of any
             ------------------------
     date, the rent price that would be obtained in an arm's-length lease between an informed and willing lessee and an informed and willing lessor under no compulsion to lease and neither of which is related to lessor or lessee of the property in question; and in case of the Leased Property, such value is to be determined on the basis that the Leased Property has been maintained in accordance with, and Lessee has complied with, the requirements of this Lease.

            "Fair Value of Leased Property" - at the time such value is to be
             -----------------------------
     determined, whether for a Unit of Leased Property or all Leased Property as the context hereof may require, either of the following valuation methods as determined by the Lessor in its sole discretion: (i) the value of the applicable Unit or Units of Leased Property, whether positive or negative, as determined by an appraisal using industry standards (using an appraiser, a method of appraisal and assumptions acceptable to the Lessor), the cost of any such appraisal to be paid by the Lessee; or (ii) the value of a unit or units of property similar in all material respects to the Unit or Units of Leased Property being valued as listed in a trade publication acceptable to the Lessor, if available. In the event all Leased Property is being valued, any appraisal will reflect the value of the Leased Property taken as a whole. The Fair Value of Leased Property shall be net of any actual or projected expenses of removal, preparation for sale, storage, transportation, clean-up and any other actions as may be required by Legal Requirements and Insurance Requirements.

            "Fixed Charge" - the quarterly portion of the Fixed Charge Balance
             ------------
     which applies to the current Billing Period as shown on Schedule 2B.

            "Fixed Charge Balance" - an amount as of the Lease Commencement
             --------------------
      Date of $121,500,000, as adjusted from time to time pursuant to this Lease.

            "Floating Production Facility"  - the offshore oil and gas deepwater
             ----------------------------
     floating drilling and production platform as described in the Project Plan which is to be included in the Leased Property.

            "Funding Agreement" - the Funding Agreement dated as of September
             -----------------
     30, 1992 herewith among EP Operating Company Limited Partnership, ENSERCH Corporation, the Trustee, the Chase Manhattan Bank (in its individual capacity and as agent for the Lenders) and all the Lenders signatory thereto, as the same may be amended or supplemented from time to time.

            "Funding Sources" -  means the financial institutions and other
             ---------------
     funding sources which have purchased, or may purchase during the Term, the Notes and Certificates issued pursuant to the Funding Agreement or otherwise provide capital to the Lessor for the Project.

            "GAAP" - generally accepted accounting principles and policies
             ----
     (including principles of consolidation), in effect from time to time, consistently applied.

            "Governmental Authority" - any nation or government, any state or
             ----------------------
     other political subdivision thereof and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Impositions" - as to any Person:  (i) all Taxes, assessments,
             -----------
     levees, fees, water and sewer rents and charges, inspection fees and other authorization fees and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every character (including all penalties and interest thereon) which, at any time prior or subsequent to the date hereof are imposed or levied upon or assessed against or may be or constitute a Lien upon such Person or such Person's Property, or which arise in respect of the ownership, operation, occupancy, possession, use, non-use, condition, leasing or subleasing of such Person's Property; (ii) all charges, levies, fees, rents or assessments for or in respect of utilities, communications and other services rendered or used on or about such Person's Property; and (iii) payments required in lieu of any of the foregoing, but excluding any penalties or fines imposed on any Lender for violation of any banking laws or securities laws.

            "Individual Leasing Record" or "ILR" - a record with respect to a
             -------------------------      ---
     Unit of Leased Property, prepared by the Lessor, in such form as the Lessee and the Lessor may agree from time to time, dated as of the Delivery Date and executed and delivered by the Lessee to the Lessor on the Delivery Date, updating the Leased Property Inventory Schedule and the Rent Schedule, amending the purchase price to be paid by the Lessee pursuant to
     Section 18(c) to reflect the residual value of such additional Leased Property and providing for each Unit of Leased Property described in the ILR a full description, the Leased Property Cost and a Stipulated Loss Value Schedule in the form of Schedule 2 hereto.

            As between the Lessor and the Lessee, the signature of the Lessee on an Individual Leasing Record shall constitute acknowledgment by the Lessee that the Leased Property has been inspected by the Lessee and delivered in good condition, free and clear of all Liens and defects and accepted for lease by the Lessee as of the Delivery Date and, in the case of Leased Property that was not first delivered to the Lessor, has been so inspected by the Lessee as agent for the Lessor and the Lessor's Funding Sources. The Individual Leasing Record shall contain a short form of lease to be executed by each of the parties reading substantially as follows:

            "The undersigned Lessor hereby leases to the undersigned Lessee and Lessee acknowledges delivery to it in good condition of the Leased Property described above. The covenants, terms and conditions of this lease are those appearing in that certain Garden Banks 388-1 Lease Agreement between Lessor and Lessee, dated as of November __, 1994, as amended, modified or otherwise supplemented from time to time, which covenants, terms and conditions are hereby incorporated by reference."

            Each ILR shall also include a certification that the Unit of Leased Property does not constitute "limited use property," which shall state that it is reasonable to conclude, as of the Delivery Date, that the use of the Unit of Leased Property after the end of the Term by Lessor or some other Person unrelated to Lessor that could lease or purchase the Leased Property from the Lessor is commercially feasible, that the useful life of such Leased Property at the end of the Term will be at least 10% of the useful life of the Leased Property determined as of the Delivery Date, and that the Fair Value of such Unit of Leased Property at the end of the Term determined as of the Delivery Date will be approximately 10% or greater of the Property Cost or greater (determined (i) without including in such fair value any increase or decrease for inflation or deflation during the Term and (ii) after subtracting from such fair value any cost to Lessor for delivery of possession of the Unit of Leased Property to Lessor at the end of the Term), which certification shall be signed by the manufacturer, engineer, property manager or the appraiser which determines the Stipulated Loss Value Schedule for such Unit of Leased Property. The cost of establishing that the Leased Property does not constitute "limited use property" shall be paid by the Lessee within five Business Days after Lessor accepts and executes the ILR with respect to a Unit of Leased Property.

            "Insurance Requirements" - all terms of any insurance policy
             ----------------------
     covering or applicable to any Unit of Leased Property and all requirements of the issuer of any such policy.

            "Judgment" - any judgment, decree or order of any court or other
             --------
     Governmental Authority.

            "Lease Commencement Date" - means November ____, 1994.
             -----------------------

            "Leased Property" - Units of Leased Property that are subject to
             ---------------
     this Lease and identified on Leased Property Inventory Schedules delivered to the Lessor from time to time, and all accessories, equipment, parts and devices necessary to achieve Completion affixed or placed on any Unit of Leased Property, all plans, specifications, warranties and related rights and operating, maintenance and repair manuals related thereto, all replacements of any of the above and any additional Units of Leased Property added during the Term of this Lease.

            "Leased Property Inventory Schedule" - a schedule substantially in
             ----------------------------------
     the form of Schedule 3A hereto, which at the time of delivery shall list all of the Leased Property subject to this Lease and any outstanding contracts entered into by the Lessee on behalf of the Lessor to acquire Leased Property. Any Leased Property Inventory Schedule once delivered to the Lessor shall become a part of this Lease and shall supersede all previous Leased Property Inventory Schedules.

            "Leased Tracts" - as defined in the recitals hereof.
             -------------

            "Legal Requirements" - as to any Person, (i) all laws (including,
             ------------------
     without limitation, Environmental Laws), statutes, rules, regulations, ordinances, orders, directives, codes, Judgments, decrees, injunctions, writs, determinations, awards, permits, licenses, authorizations, directions, requirements or decisions of and agreements with or by any Governmental Authority or arising from any restriction of record or otherwise, now or at any time hereafter in effect, applicable to such Person or any of its Property or the ownership, construction, operation, mortgaging, occupancy, possession, use, non-use or condition of such Person's Property; and (ii) all agreements (including without limitation, all covenants and restrictions) applicable to such Person or any of its Property, or the ownership, construction, operation, mortgaging, occupancy, possession, use, non-use or condition thereof.

            "Lien" - any mortgage, attachment, lien (including, without
             ----
     limitation, any tax lien or lien arising in connection with any Imposition), charge, security interest, conditional sale or other title retention agreement or other encumbrance on, in or with respect to any Property.

            "Major Components of the Project" - the Floating Production
             -------------------------------
     Facility.


            "Master Lease" - as defined in Section 28(k).
             ------------

            "Material Adverse Change" - any material adverse change in the
             -----------------------
     business, financial position or results of operations of the affected party, taken as a whole, which makes it unable to perform its obligations under this Agreement and the other Operative Documents.

            "Nonseverable"  - with respect to any Alteration, any Alteration
             ------------
     that is not a Severable Alteration.

            "Permit" - any approval, consent, waiver, exemption, variance,
             ------
     franchise, order, permit, authorization, right or license of or from any Governmental Authority.

            "Permitted Liens" - with respect to the Leased Property, but only
             ---------------
     to the extent applicable thereto, any of the following:

            (i) rights reserved to or vested in any public authority by the terms of any right, power, franchise, grant, license, permit or provision of law affecting the Leased Property to (a) terminate such right, power, franchise, grant, license, permit or provision of law, provided that such termination does not have a material adverse effect on the Leased Property or any portion thereof or (b) purchase, condemn, appropriate or recapture, or designate a purchaser of, the Leased Property;

            (ii) any Liens thereon for Impositions and any Liens of mechanics, materialmen and laborers and any Liens arising under the operating agreement covering the Leased Tracts for work or services performed or materials furnished in connection with the Leased Property which (a) are not due and payable, or (b) are being contested in good faith pursuant to Section 13 hereof;

            (iii) rights reserved to or vested in any municipality or public authority to control or regulate the use of the Leased Property or to use the Leased Property in any manner;

            (iv) this Lease, and the other Operative Documents and any financing statements filed in connection therewith.

            (v) overriding royalty interest on the Leased Tracts consistent with the requirements in Section 12(b) that the net revenue interest of the Lessee in the Leased Tracts, shall never be less than 70% of the Lessee's working interest.

            "Person" - any natural person, corporation, firm, association,
             ------
     government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

            "Post-Default Rate" - Base Rate plus 1%.
             -----------------

            "Project" - the Floating Production Facility, including, without
             -------
     limitation, each Major Component of the Project pursuant to the Funding Agreement, in each case to be comprised of the Units of Leased Property to be leased by the Lessee pursuant to this Lease for the purpose of developing and producing oil and gas from the Leased Tracts in accordance with the Development Plan and the Project Plan.

            "Project Plan" - each of the documents listed on Schedule 1 to the
             ------------
     Funding Agreement, as the same may be amended or supplemented from time to time.

            "Property" - any interest in any kind of property or asset, whether
             --------
     real, personal or mixed, or tangible or intangible.

            "Property Cost" - with respect to any Unit of Leased Property, the
             -------------
     purchase price or any part of the purchase price paid by the Lessor for such Unit of Leased Property or the amount advanced by the Lessor to the Lessee for the purchase of such Unit of Leased Property, including, without limitation, any sales Taxes and any other costs associated with the acquisition, fabrication, preparation for, and delivery and installation, as applicable, of such Unit of Leased Property and any other property costs associated with Completion of the Project, but not to include normal operating and maintenance expenses and costs associated with the financing of the Property Costs.

            "Purchase Price" - as of any purchase date, an amount equal to the
             --------------
     fair market value of the Leased Property determined by applying a discounted cash flow methodology to the rental stream under this Lease and residual value of the Leased Property at the end of the remaining Term, taking into account the remaining Term and purchase options, as determined by an independent appraiser as of the purchase date; provided, however, that if Noble, Denton & Associates, Inc. (or a substitute qualified independent party selected by Lessor) determines as of the purchase date that there has been no material change in the market for or condition (except normal wear and tear) of the Leased Property since the Lease Commencement Date, and that no such change is anticipated then for purposes of determining the Purchase Price on the purchase date it shall be assumed that the residual value of the Leased Property at the end of the Basic Term would equal the amount specified as the purchase price in Section 18(c), as adjusted from time to time. The discount rate used for the foregoing valuation shall be equal to the average of the Lessor's and Lessee's cost of funds for short-term borrowings; provided, that in no event shall such rate as applied exceed 10% per annum or be less than 5% per annum.

            "Purchase Schedule" - a schedule substantially in the form of
             -----------------
     Schedule 4 hereto.

            "Quarterly Rent Charge" - for any Billing Period, the sum of the
             ---------------------
     Daily Rent Charges for that Billing Period.

            "Quarterly Expense Charge" - for any Billing Period, the sum of the
             ------------------------
     accruals for each day (whether or not a Business Day) during such Billing Period with respect to all liabilities of the Lessor for commitment and other fees accruing for such day pursuant to the Funding Agreement.

            "Related Contract" - any agreement for the purchase, construction or
             ----------------
     installation of Units of Leased Property or the provision of refurbishments, enhancements and improvements to Units of Leased Property, made pursuant to the Agency Agreement by the Lessee on behalf of the Lessor or by the Lessee and assigned to the Lessor, with one or more Vendors.

            "Removal Schedule" - a schedule substantially in the form of
             ----------------
     Schedule 5 hereto.

            "Renewal Term" - the Fair Market Renewal Term.
             ------------

            "Rent" - with respect to any Billing Period, the sum of (a) the
             ----
     Quarterly Rent Charge for such Billing Period and (b) the aggregate Fixed Charges for each quarterly period during such Billing Period for all Leased Property subject to this Lease during such Billing Period.

            "Rent Payment Date" - the last day of any Billing Period (or, if
             -----------------
     such last day is not a Business Day, the next Business Day).

            "Rental Balance" - an amount as of the Lease Commencement Date of
             --------------
     $135,000,000, as adjusted from time to time pursuant to this Lease.

            "Rent Schedule" -  a schedule attached as Schedule 2B hereto, as
             -------------
     updated from time to time, delivered pursuant to the terms of this Lease, which provides the components of Rent for any Billing Period up to and including the Stated Lease Termination Date. Such Rent Schedule shall set forth the portion of each payment of Rent attributable to the application of the Quarterly Rent Charge and the reduction in the Fixed Charge Balance and Rental Balance resulting from the payment of such Rent.

            "Repair and Replacement Schedule" - a schedule substantially in the
             -------------------------------
     form of Schedule 6 hereto.

            "Restoration Account" - an account maintained by the Lessor and
             -------------------
     styled the "Restoration Account."

            "Severable" - with respect to any Alteration, any Alteration that
             ---------
     can be readily removed from the Leased Property without damaging it in any material respect or without diminishing or impairing the value, utility, useful life or condition that the Leased Property would have had if such Alteration had not been made (assuming the Leased Property would have been in compliance with this Lease without such Alteration), and without causing the Leased Property to become "limited use property" within the meaning of Rev. Proc. 76-30, 1976-2 C.B. 647. Notwithstanding the foregoing, an Alteration shall not be considered Severable if such Alteration is necessary to render the Leased Property complete for its intended use by Lessee (other than Alterations consisting of ancillary items of equipment of a kind customarily furnished by lessees or purchasers of property comparable to the Leased Property).

            "Stated Lease Termination Date" - the last day of the Term, whether
             -----------------------------
     occurring by reason of a termination of the Lease or the expiration of the Term.

            "Stipulated Loss Value" - with respect to any Unit of Leased
             ---------------------
     Property, an amount equal to the product of (i) the Fair Value of Leased Property as of the date such Unit of Leased Property was first subject to this Lease multiplied by (ii) the "Stipulated Loss Value Percentage" specified in Schedule 3A hereto for the Rent Payment Date immediately preceding the date of such determination.

            "Stipulated Loss Value Schedule" - for each Unit of Leased
             ------------------------------
     Property, either a schedule attached as Schedule 3A hereto, or a schedule attached to an ILR in the form of Schedule 3B hereto, which provides the Stipulated Loss Value for such of Leased Property.

            "Sublessee" - as defined in Section 21(c).
             ---------

            "Taxes" - any fee (including license, filing and registration fees),
             -----
     foreign, federal, state or local tax (including any income, gross receipts, franchise, sales, use, real, personal, tangible or intangible property tax other than income taxes payable by the Lessor under the Lease, or payable by the Agent or the Lenders under the Master Lease on their respective income), interest equalization or stamp tax, assessment (including any maintenance charge, owner association dues or charges), levy, impost, duty, charge or withholding of any kind or nature whatsoever, imposed or assessed by any foreign, federal, state or local government or agency, together with any penalty, fine or interest thereon.

            "Technical Consultant" - Sea Engineering Associates, Inc. or any
             --------------------
     successor selected by the Agent.

            "Term" - the term of the Lease, including the Basic Term and any
             ----
     Fair Market Renewal Term, if applicable.

            "Third Parties" - any Person other than (i) the Lessor, (ii) the
             -------------
     Lessee, or (iii) any Affiliate of any of the foregoing.

            "UCC" - the Uniform Commercial Code as enacted in the State of New
             ---
     York and any other jurisdiction whose laws may be mandatorily applicable.

            "Unit of Leased Property" - each Unit of Leased Property as listed
             -----------------------
     on Leased Property Inventory Schedules delivered to Lessor from time to time including any Units of Leased Property that are under a contract to be manufactured or assembled.

            "Vendor" - any supplier or manufacturer of, or provider of services
             ------
     with respect to, any Unit of Leased Property or part thereof.

     (c) As used in this Lease, capitalized terms not otherwise defined herein shall have the same meanings as in the Master Lease and the Funding Agreement (all such terms defined in the singular to have the same meanings when used in the plural and vice versa).

Section 2.  Lease of Leased Property.
            ------------------------

     Subject to the terms and conditions of this Lease, on the Lease Commencement Date, and subsequently upon the Delivery Date of any additional Units of Leased Property, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the Leased Property as identified from time to time in the Leased Property Inventory Schedule, for the Basic Term, and subject to the exercise by Lessee of its rights provided in Section 16 hereof, for the Fair Market Renewal Term.

Section 3.  Payments.
            --------

     (a) The Lessee shall pay to the Lessor on the Rent Payment Date for each Billing Period the amount of Rent and the Quarterly Expense Charge, if any, due for such Billing Period. At least three (3) Business Days before the Rent Payment Date for each Billing Period, the Lessor shall deliver to the Lessee a Lessor Payment Notice, in the form of Schedule 2A) reflecting the Rent and the Quarterly Expense Charge, if any, due for such Billing Period. If the Quarterly Rent Charge as of any Rent Payment Date differs from the rate applied on the immediately preceding Rent Payment Date, the Lessor shall deliver to the Lessee an amended Rent Schedule which shall reflect the effect of such Quarterly Rent Charge for all remaining payments of Rent up to and including the expiration date of the current Term. The Lessee shall complete the Leased Property Inventory Schedule for such Billing Period and deliver the same to the Lessor on the Rent Payment Date and shall pay to the Lessor on the Rent Payment Date the amount of Rent and the Quarterly Expense Charge, if any, specified by Lessor in its notice to the Lessee, unless Lessor shall have notified Lessee that a different amount of Rent and the Quarterly Expense Charge, if any, is due, in which case Lessee shall pay such corrected amount of Rent within two (2) Business Days of the date of the updated notice. Failure to deliver such written notice or inaccuracies in such notice will not excuse the Lessee from payment of the amount of Rent and the Quarterly Expense Charge, if any, due; provided that if Lessee makes timely payment to Lessor in accordance with such notice and the payment amount submitted by Lessor to Lessee is determined to be inaccurate, the incorrect payment shall not constitute an Event of Default, as long as the correct amount is paid in full within two (2) Business Days of the date of an updated notice of Rent due.

     (b) In addition to the Rent and Quarterly Expense Charge, if any, the Lessee will also pay, from time to time, upon demand of the Lessor, as additional rent ("Additional Rent") to the

Lessor the following (but without duplication of any amounts included in the calculation of Rent or otherwise paid by the Lessee):

            (i) All out-of-pocket costs and expenses reasonably incurred by the Lessor in connection with the preparation, negotiation, execution, delivery, performance and administration of this Lease and the other Operative Documents (including, without limitation, reasonable attorneys' fees and expenses). The Lessee also shall pay all amounts payable by the Lessor with respect to the transactions contemplated hereby and by the Funding Agreement and the other Operative Documents in respect of the following; (A) fees and expenses of the Lessor, including, without limitation, reasonable attorneys' fees and expenses; (B) all other amounts, including, without limitation, fees, indemnities, expenses and compensation in respect of increased costs, capital adequacy or breakage of any kind or description payable under the Funding Agreement or any other Operative Document; (C) out-of-pocket costs and expenses incurred by the Lessor after the date of this Lease (including, without limitation, reasonable attorneys' fees and expenses and other expenses and disbursements reasonably incurred) associated with (x) negotiating and entering into, or the giving or withholding of, any future amendments, supplements, waivers or consents with respect to this Lease;
                  (y) any Casualty Occurrence or termination of this Lease; and
                  (z) any Event of Default and the enforcement of the rights or remedies of the Lessor under this Lease and the other Operative Documents.

            (ii) All other amounts that the Lessee agrees herein to pay other than Rent and amounts described in clause (i) above.

     (c) This Lease is a completely net lease, and Rent, Additional Rent and all other sums payable by the Lessee hereunder shall be paid without notice except as otherwise expressly provided herein, and the Lessee shall not be entitled to any abatement, reduction, setoff, counterclaim, defense or deduction with respect to any Rent, Additional Rent or other sum payable hereunder. The obligations of the Lessee to pay Rent, Additional Rent and all other sums payable hereunder shall not be affected by any circumstance whatsoever, including without limitation: (a) any damage to or destruction of the Leased Property or any part thereof by any cause whatsoever (including, without limitation, fire, casualty or act of God or enemy or any other force majeure event); (ii) any condemnation, including, without limitation, a temporary condemnation of the Leased Property or any portion thereof; (iii) any prohibition, limitation, restriction or prevention of the Lessee's use, occupancy or enjoyment of the Leased Property or any part thereof by any Person;
(iv) any matter affecting title to the Leased Property or any portion thereof;
(v) any eviction of the Lessee from, or loss of possession by the Lessee of, the Leased Property or any portion thereof, by reason of title paramount or otherwise; (vi) any default by the Lessor hereunder or under any other agreement; (vii) the invalidity or unenforceability of any provision hereof or the impossibility or illegality of performance by the Lessor or the Lessee or both; (viii) any action of any federal, state or local governmental authority; or (ix) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Lessee shall remain obliged under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting the Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. The Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Rent, Additional Rent or other sums payable hereunder. The Lessee hereby waives any and all rights now or hereafter conferred by law or otherwise to modify or to avoid strict compliance with its obligations under this Lease. All payments made to the Lessor hereunder as required hereby shall be final and irrevocable, absent manifest error, and the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever, absent manifest error. All covenants and agreements of Lessee herein shall be performed at its cost, expense and risk unless expressly otherwise stated. Nothing herein shall be construed as a guaranty by the Lessee of any residual value in the Leased Property nor to prevent the Lessee from asserting in any legal action any mandatory counterclaim.

     (d) The Lessee agrees that it will promptly pay all Impositions imposed upon or levied or assessed against or relating to (i) this Lease or any future amendment, supplement, waiver or consent requested by Lessee with respect thereto, or the execution, delivery or performance of any thereof or the issuance, acquisition or subsequent transfer thereto, (ii) the Leased Property or any portion thereof, (iii) the manufacture, financing, construction, purchase, acceptance, possession, rejections, ownership, delivery, nondelivery, use, operation, leasing, subleasing, condition, maintenance, repair, sale, control, return, transfer, abandonment, redelivery or other disposition of the Leased Property, (iv) the Lessor (and its predecessors and its and their successors and permitted assigns and their respective partners, officers, directors, employees and agents) in connection with the transactions contemplated by this Lease and the Master Lease (including all obligations of Lessor in respect of payments or otherwise hereunder or thereunder) or imposed or levied upon, assessed against or measured by any Rent or other sum payable hereunder, and will furnish to the Lessor upon request copies of official receipts or other proof evidencing such payments; provided, however, that the
                                                  --------  -------
Lessee shall not be obligated to pay (A) any sales Taxes or other Impositions to the extent paid by the Lessor as part of the Property Cost of any Unit of Leased Property and financed under the Funding Agreement, (B) any Impositions which are based upon or measured by the Lessor's net income, or which are in substitution for, or relieve the Lessor from, any actual Imposition based upon or measured by the Lessor's net income (excluding, however, Impositions imposed with respect to the payment, receipt or accrual of any indemnity payment under this Lease), or (C) Impositions characterized under local law as franchise Taxes (excluding, however, any value-added, license, property or similar Imposition). The Lessee further agrees that, subject to its rights under Section 13 hereof, it will, at its expense, do all things required to be done by the Lessor in connection with the levy, assessment, billing or payment of any such Impositions, and is hereby authorized by the Lessor to act for and on behalf of the Lessor in any and all such respects and to prepare and file, on behalf of the Lessor all tax returns and reports required to be filed by the Lessor (other than federal income tax returns and documents related thereto) concerning the Leased Property. The Lessee's payment obligations under this Section 3(d) shall survive the termination of this Lease. In the event that any withholding or deduction from any payment to be made by the Lessee hereunder is required in respect of any Imposition pursuant to any Legal Requirement, then the Lessee will

            (x) pay directly to the relevant authority the full amount required to be so withheld or deducted;

            (y) promptly forward to the Lessor an official receipt or other documentation satisfactory to the Lessor evidencing such payment to such authority; and

            (z) pay to the Lessor such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lessor will equal the full amount the Lessor would have received had no such withholding or deduction been required.

     (e) Unless otherwise expressly provided, all payments by the Lessee pursuant to this Lease shall be made by the Lessee to the Lessor. All such payments required to be made to the Lessor shall be made not later than 11:00 a.m., New York, New York time, on the date due, in immediately available funds, to such account as the Lessor shall specify from time to time by notice to the Lessee. Funds received after that time shall be deemed to have been received by the Lessor on the next succeeding Business Day. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, except as otherwise expressly provided herein, such payment shall be made on the next succeeding Business Day and such extension shall be included in computing Rent, interest and fees, if any, in connection with such payment.

Section 4.  Agency Agreement.
            ----------------

     The Lessee is entering into the Agency Agreement with the Lessor pursuant to which the Lessee will act as the construction agent for the Lessor in causing the completion of certain refurbishments, enhancements and improvements to, and the purchase, construction and installation of, the Units of Leased Property. Title to all components of each Unit of Leased Property funded shall be and remain in the Lessor or its Funding Sources, and all such Units of Leased Property shall be subject to the terms and conditions of this Lease. Certain of the Units of Leased Property shall be purchased, manufactured or assembled pursuant to Related Contracts entered into by the Lessee pursuant to the Agency Agreement. After a funding pursuant to the Funding Agreement of an initial payment under any Related Contract, the rights of the Lessee held for the benefit of the Lessor under such Related Contract shall become subject to the provisions of this Lease.

Section 5.  Leased Property Records.
            -----------------------

     The Lessee shall maintain, on a current basis, books of proper record and account in conformity with GAAP (to the extent applicable) which books shall include, without limitation, (a) copies of all Related Contracts and any amendments thereto, (b) the manufacturer, model and identification number, as applicable, of each Unit of Leased Property, (c) the location of each Unit of Leased Property, (d) the Property Cost of each Unit of Leased Property, and (e) a copy of the purchase invoice for each Unit of Leased Property.

Section 6.  Title to Remain in the Lessor.
            -----------------------------

     Except as otherwise specified in Sections 7(b), 8(a) (in respect of removals) and Section 9(c) (in respect of certain Alterations), the Lessor or its Funding Sources shall own 100% of the legal and beneficial interest in each Unit of Leased Property, and all accessories, equipment, parts and devices affixed or placed on any Unit of Leased Property from time to time by the Lessee if required to achieve Completion shall be and become part of such Unit of Leased Property for the purposes of this Lease and shall be property of the Lessor or its Funding Sources subject to the terms of this Lease.

Section 7.  Maintenance and Replacement of the Leased Property; Operations.
            --------------------------------------------------------------

     (a) The Lessee shall, and it shall require and cause any and all employees, contractors, subcontractors, agents, representatives, affiliates, consultants and occupants at the Lessee's own cost and expense to (i) cause the Leased Property to be maintained in good operating order, repair and condition, in accordance with prudent industry practice and any applicable manufacturer's manuals or warranties, subject to normal wear and tear, and will take all action, and will make all changes and repairs, structural and non-structural, foreseen and unforeseen, ordinary and extraordinary, which are required pursuant to any Legal Requirement or Insurance Requirement at any time in effect to assure full compliance therewith; and (ii) cause the Leased Property to continue to have at all times the capacity and functional ability to perform, on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection, service, repair and testing) and in commercial operation, the functions for which it was designed as specified in the Project Plan.

     (b) The Lessee shall, and it shall require and cause any and all employees, contractors, subcontractors, agents, representatives, affiliates, consultants and occupants at the Lessee's own cost and expense to, promptly replace, or cause to be replaced, all Units of Leased Property or parts thereof which may from time to time be incorporated or installed in or attached to the Leased Property and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair, obsolete or permanently rendered unfit for use for any reason whatsoever. All replacement Units of Leased Property or parts thereof shall be free and clear of all Liens other than Permitted Liens, shall be of a type customarily used in the industry at such time for such purpose, shall be in as good operating condition as, and shall have a utility and useful life at least equal to, the Units of Leased Property or parts replaced (assuming such replaced Units of Leased Property or parts were in the condition and repair required to be maintained by the terms hereof) and shall have a value at least equal to the Units of Leased Property or parts replaced (assuming such replaced Units of Leased Property or parts were in the condition and repair required to be maintained by the terms hereof). Each Unit of Leased Property or part thereof at any time removed shall remain the property of (and title thereto shall remain in) Lessor or its Funding Sources, no matter where located, until such time as such Unit of Leased Property or part shall be replaced by a replacement Unit of Leased Property or part and that meets the requirements for replacement Units of Leased Property or parts thereof specified above. Immediately upon any replacement Unit of Leased Property or part thereof becoming incorporated or installed in or attached to the Leased Property as above provided, without further act or instrument, subject to Permitted Liens,
(i) title to the removed Unit of Leased Property or part thereof shall thereupon vest in Lessee, free and clear of all rights of Lessor, and shall no longer be deemed a Unit of Leased Property or part thereof hereunder; (ii) title to such replacement Unit of Leased Property or part thereof shall thereupon vest in Lessor; and (iii) such replacement Unit of Leased Property or part thereof shall become subject to this Lease and be deemed a part of the Leased Property for all purposes hereof to the same extent as the Unit of Leased Property or part thereof originally incorporated or installed in or attached to the Leased Property. Within ten Business Days of the end of each calendar quarter, an Authorized Officer of the Lessee shall deliver to the Lessor a Repair and Replacement Schedule certifying to Lessor's satisfaction (i) the nature of repairs and replacements of Units of Leased Property or any component that has a cost of at least $1,000,000 at the time of replacement or repair made during such calendar quarter and the Units of Leased Property so repaired or replaced and (ii) that the Project continues to have the capacity and functional ability to perform on a continuing basis (subject to normal interruption in the ordinary course of business for maintenance, inspection, service, repair and testing) and in commercial operation, the functions for which it was designed as specified in the Project Plan.

     (c) Notwithstanding the provisions of Section 8 and the foregoing provisions of this Section 7, the Lessee shall not remove, replace or alter any Unit of Leased Property or affix or place any accessory, equipment, part or device on any Unit of Leased Property, if such removal, replacement, alteration or addition would impair the originally intended function or use of such Unit of Leased Property so as to materially reduce the value of any Unit of Leased Property or the value of all of the Leased Property taken as a whole.

     (d) The Lessor shall not be required in any way to maintain, repair or rebuild any Unit of Leased Property or any portion thereof and the Lessee waives any right it may now or hereafter have to make any repairs at the expense of the Lessor pursuant to any Legal Requirement at any time in effect or otherwise.

     (e) The Lessee shall, and it shall require and cause any and all employees, contractors, subcontractors, agents, representatives, affiliates, consultants and occupants at the Lessee's own cost and expense to, (i) comply in all material respects with all applicable Environmental Laws with regard to the Leased Property and (ii) use, employ, process, emit, generate, store, handle, transport, dispose of and/or arrange for the disposal of, any and all hazardous substances in, on or, directly or indirectly, related to or in connection with the Leased Property or any part thereof in a manner consistent with prudent industry practice and in compliance in all material respects with any applicable Environmental Law, and in a manner which does not have a material adverse effect on the use, occupancy, possession, value or condition of the Leased Property or any Unit of Leased Property and does not give rise to continuing liability to the Lessee or the Lessor. The Lessor and the Lessee hereby acknowledge and agree that the Lessee's obligations hereunder with respect to Environmental Laws are intended to bind the Lessee with respect to matters and conditions involving the Leased Property or any part thereof. The Lessee, at its expense, will register and re-register the Leased Property when necessary under applicable Legal Requirements.

Section 8.  Removals Without Replacement.
            ----------------------------

     (a) The Lessee may, unless a Default or an Event of Default shall occur and be continuing, upon at least five Business Days' prior written notice to the Lessor, remove any Unit of Leased Property or part thereof, at its own expense without replacing it; provided that such Unit of Leased Property or part thereof is not a Major Component of the Project and is no longer necessary for the performance of the Project on a continuing basis in commercial operation of the functions for which the Project was designed as specified in the Project Plan; and provided, further, that such removal and nonreplacement do not in any material respect (i) diminish or impair the value, utility and useful life of the Leased Property (subject to normal interruption in the ordinary course of business for maintenance, inspection, service, repair and testing) or (ii) result in the Leased Property becoming "limited use property" within the meaning of Rev. Proc. 76-30, 1976-2 C.B. 647 (assuming, in each case, the Leased Property was then of the value, utility and useful life required to be maintained hereunder). Title to any such removed Unit of Leased Property or part thereof shall vest in Lessee, free and clear of all rights of Lessor.

     (b) If the Lessee determines that any Unit of Leased Property or part thereof may be removed in accordance with Section 8(a) hereof, then the Lessee shall give the Lessor at least 30 days' notice of such determination and shall not remove any such Unit of Leased Property unless and until the Lessor has received written confirmation from the Technical Consultant of the Lessee's determination that such Unit of Leased Property is no longer necessary for the performance of the Project on a continuing basis in commercial operation of the function for which the Project was designed as specified in the Project Plan; provided, however, that the Lessee may remove from this Lease Units of Leased Property determined to be no longer necessary for the performance of the Project as aforesaid at any one time having aggregate book values not exceeding $5,000,000 or at all times during the term of this Lease having aggregate book values not exceeding $10,000,000. Any Unit of Leased Property removed in accordance with Section 8(a) hereof, which has a de minimis value, may be disposed of by the Lessee without any obligation or liability to the Lessor. Except as provided in the immediately preceding sentence, any Unit of Leased Property removed by the Lessee in accordance with
Section 8(a) hereof shall remain the property of the Lessor and shall be delivered to the Lessor as soon as practicable.

Section 9.  Required and Optional Alterations; Title to Alterations.
            -------------------------------------------------------

     (a) Except as otherwise provided in Section 14 hereof, Lessee at its own cost and expense, shall make (or cause to be made) all Alterations to the Leased Property as may be required from time to time to meet in all material respects all Legal Requirements (regardless of the Person upon whom such requirements, by their terms, are nominally imposed), except to the extent being contested in accordance with Section 10 hereof.

     (b) Unless an Event of Default shall have occurred and be continuing, Lessee, at its own cost and expense, may from time to time make, subject to obtaining all necessary authorization, consents or approvals of any Governmental Authority and consents of third parties, such Alterations to the Leased Property that are not required pursuant to Section 9(a) as Lessee may deem desirable in the proper conduct of its business, provided that (i) such Alternation shall not diminish or impair in any material respect the value, utility or useful life of the Leased Property (subject to normal interruption, in the ordinary course of business for maintenance, inspection, service, repair and testing), (ii) such Alteration shall not cause the Leased Property to constitute "limited use property" within the meaning of Rev. Proc. 76-30, 1976-2 C.B. 647 and (iii) no Alterations, taken together or separately, shall violate the provisions of Rev. Proc. 75-21, 1975-1 C.B. 715 or 79-48, 1979-1 C.B. 529.

     (c) Title to each Alteration shall without further act or instrument vest in the Lessor and be deemed to constitute a part of the Leased Property and be subject to this Lease, provided that any such Alteration is required pursuant to Section 9(a) hereof or is a Nonseverable Alteration. Title to all other Alterations shall vest in the Lessee or such other Person as the Lessee shall select, and the Lessee may finance the acquisition thereof in whatever manner it elects, secured or unsecured, provided that such financing does not and will not result in any Lien (other than Permitted Liens) on or with respect to the Leased Property or any part thereof. Any such Alteration may be removed by the Lessee or any Person having a Lien thereon, at its own cost and expense, at any time prior to the Stated Lease Termination Date if the conditions set forth in clauses (i) and (ii) of the proviso contained in Section 9(b) hereof are met and such removal will not cause any of the Leased Property to be in violation of any applicable Legal Requirement. Any such Alteration may also be removed at the Stated Lease Termination Date upon not less than 90 days' prior written notice to Lessor, so long as the Leased Property is restored substantially to its condition (normal wear and tear excepted) prior to the making of such Alteration, provided that such removal does not diminish or impair the required performance of the Leased Property (as specified in the Project Plan) at such time; and provided, further, that any Severable Alterations that are not removed from the Leased Property at the time of its surrender by the Lessee shall become the property of the Lessor.

Section 10.  Compliance with Legal Requirements and Insurance Requirements:
             --------------------------------------------------------------
             Related Contracts.
             -----------------

     The Lessee at its expense, except as otherwise permitted by the last sentence of this Section 10, will comply with all Legal Requirements applicable to the Leased Property or any portion thereof or the ownership, construction, operation, mortgaging, occupancy, possession, use, non-use or condition of the Leased Property or any portion thereof, all Insurance Requirements, and all instruments, contracts or agreements affecting title to or ownership of the Leased Property or any portion thereof. In addition, the Lessee, so long as no Default or Event of Default has occurred and is continuing, is hereby authorized by the Lessor to, and shall, fully and promptly keep, observe, perform and satisfy on behalf of the Lessor any and all obligations, conditions, covenants and restrictions of or on the Lessor or the Lessee under any and all Related Contracts so that there will be no default thereunder and so that the other parties thereunder shall be and remain at all times obliged to perform their obligations thereunder, and the Lessee, to the extent within its control, shall not permit to exist any condition, event or fact that could allow or serve as a basis or justification for any such Person to avoid such performance. Notwithstanding the first sentence of this Section 10, if (i) a test, challenge, appeal or proceeding for review of any applicable Legal Requirement relating to the use, operation or maintenance of the Leased Property shall be prosecuted in good faith by Lessee or (ii) compliance with such Legal Requirement shall have been excused or exempted by a nonconforming use permit, waiver, extension or forbearance excusing or exempting Lessee from such Legal Requirement, Lessee shall not be required to comply with such Legal Requirement so long as such test, challenge, appeal, proceeding or noncompliance shall not involve any material risk of (A) the sale, forfeiture or loss of, or imposition of any Lien (other than a Permitted Lien or Lien being contested pursuant to Section 13) on, any part of the Leased Property, title thereto or any interest therein or in this Lease or impairment of the use or operation of any part of the Leased Property as required by the Project Plan, (B) any material Claim not indemnified against by Lessee against Lessor or the Leased Property or (C) the nonpayment of Rent.

Section 11.  Condition and Use of Leased Property; Assignment of Warranties,
             ---------------------------------------------------------------
             Etc.; Quiet Enjoyment.
             ---------------------

     (a) THE LEASED PROPERTY IS LEASED AS IS, WHERE IS, AND WITH ALL FAULTS AND IN THE CONDITION THEREOF AND SUBJECT TO THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, THE STATE OF THE TITLE THERETO, AND THE RIGHTS OF OWNERSHIP THEREIN, IN EACH CASE AS IN EXISTENCE WHEN THE SAME FIRST BECOMES SUBJECT TO THIS LEASE, WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND AS TO TITLE BY THE LESSOR, OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM. THE LESSEE ACKNOWLEDGES AND AGREES THAT THE LESSOR IS NOT A MANUFACTURER OF, OR VENDOR OF, OR MERCHANT WITH RESPECT TO, ANY OF SUCH EQUIPMENT OR ANY PROPERTY OF SUCH KIND AND HAS NOT MADE NOR IS MAKING ANY WARRANTY, EXPRESS OR IMPLIED, RELATING TO THE LEASED PROPERTY, INCLUDING WITHOUT LIMITATION, WITH RESPECT TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, THE DESIGN, CONDITION, QUALITY OF MATERIAL OR WORKMANSHIP, CONFORMITY TO

SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE WHETHER ARISING PURSUANT TO THE UCC OR ANY OTHER PRESENT OR FUTURE LAW OR OTHERWISE, OR (v) SHALL NOT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LIABILITY IN TORT, STRICT OR OTHERWISE). IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE LEASED PROPERTY OR ANY EQUIPMENT OR FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHERE PATENT OR LATENT, THE LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION 11 HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, BY THE LESSOR, WITH RESPECT TO THE LEASED PROPERTY OR ANY EQUIPMENT, FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UCC OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT.

     (b) The Lessor hereby assigns to the Lessee until the termination hereof or the occurrence of a Default or Event of Default hereunder any and all warranties and indemnities of and claims against any manufacturers or Vendors relating to any Unit of Leased Property (including any labor, equipment or parts supplied therewith), and to the extent assignment of the same is prohibited or precludes enforcement of any such warranty or undertaking, the Lessor hereby subrogates the Lessee to its rights in respect thereof. The Lessor hereby authorizes the Lessee, at the Lessee's expense, to assert any and all claims and to prosecute any and all suits, actions and proceedings, in its own name or in the name of the Lessor, in respect of any such warranty or undertaking and prior to the termination hereof or the occurrence of a Default or Event of Default hereunder, to retain the proceeds received, and after the termination of this Lease or the occurrence of a Default or Event of Default to pay the same in the form received (with any necessary endorsement) to the Lessor.

     (c) The Lessee may use the Leased Property for any lawful purpose consistent with the Development Plan and the Project Plan provided that the value of the Leased Property is not diminished by any such use other than as a result of normal wear and tear in the ordinary course of business. During the term of this Lease, the Lessor covenants that unless a Default or an Event of Default has occurred and is continuing, the Lessor will not, and will not permit any party claiming by, through or under the Lessor to, interfere with the peaceful and quiet possession and enjoyment of the Leased Property by the Lessee; provided, however, that the Lessor and its successors, assigns, representatives and agents may, upon reasonable notice to the Lessee enter upon and examine the Leased Property or any part thereof at reasonable times, subject to the provisions of Section 19 hereof. Any failure by the Lessor to comply with the foregoing provisions of this Section 11(c) shall not give the Lessee any right to cancel or terminate this Lease, or to abate, reduce or make reduction from or offset against any Rent, Additional Rent or other sum payable under this Lease, or to fail to perform or observe any other covenant, agreement or obligation hereunder. The Lessee will not do or fail to do, or permit or suffer to exist any act or thing, which action or thing or failure might impair the value or usefulness of the Leased Property for the production and safe and lawful handling of hydrocarbons and other functions contemplated by the design of such Leased Property, ordinary wear and tear excepted.

Section 12.  Liens.
             -----

     (a) The Lessee will not directly or indirectly create or permit to be created or to remain, and will discharge promptly, at the Lessee's expense, any Lien upon the Lease or the Leased Property except (i) any Lien being contested as permitted by Section 13 hereof, or (ii) Permitted Liens. The Lessor agrees that the Lessee shall have during the term of this Lease the exclusive right (so long as no Default or Event of Default has occurred and is continuing) to grant, create or suffer to exist Permitted Liens in accordance with prudent industry practices, provided that the fair market value or use of the Leased Property or the applicable portion thereof is not materially lessened thereby. The Lessor agrees to execute such documents and take all other actions as shall be reasonably necessary, and otherwise to cooperate with the Lessee in connection with the matters described above, provided that all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lessor in connection therewith shall be borne by the Lessee, and the Lessor shall not be required to execute any document which would, in the opinion of the Lessor, materially adversely affect the value or use of the Leased Property or otherwise materially adversely affect the interests of the Lessor.

     (b) The Lessee will not directly or indirectly sell, transfer, or otherwise dispose of, or create or permit to be created or to remain, and will discharge, any Lien of any nature whatsoever on, in or with respect to, its interest in the Leased Tracts, except Permitted Liens, sales of hydrocarbons produced from the Leased Tracts in the ordinary course of business and sales or other dispositions of interests in the Leased Tracts; provided that the Lessee shall retain at least 25% of the working interest and maintain a net revenue interest at least equal to 70% of its working interest in the Leased Tracts. The Lessee shall at all times remain the operator under any operating agreement governing operation on the Leased Tracts except that a Co-Lessee permitted by the terms of this Lease and qualified under all Legal Requirements may serve as the operator.

     (c) The Lessee acknowledges and agrees that this Lease is subsequent, inferior, junior and subordinate in all respects to the Security Instruments as defined in the Funding Agreement. The Lessee will not contest or otherwise challenge through litigation or by any other means the superior right, title and interest of the Lessor and its Funding Sources as the secured parties under the Security Instruments as defined in the Funding Agreement in and to the Leased Property to the right, title and interest of the Lessee under this Lease.

Section 13.  Permitted Contests.
             ------------------

     After prior notice to the Lessor and provided there is no material risk of sale, forfeiture or loss of any Unit of Leased Property, the Lessee may at its expense contest any Imposition which it is required to pay hereunder, by appropriate proceedings conducted in good faith and with due diligence, so long as such proceedings are effective to prevent the collection of such Imposition from the Lessor or any Funding Source (as it relates to any financing in connection with the Funding Agreement) or against the Leased Property or any portion thereof; provided, however, that the actions of the Lessee as authorized by this Section 13 shall be subject to the express written consent of the Lessor if such actions would subject the Lessor or any Funding Source to any liability or sanction, criminal or otherwise, for failure to pay any such Imposition. The Lessee will pay, and save the Lessor and each such Funding Source harmless against, all losses, Judgments, decrees and reasonable costs, including attorneys' fees and expenses, in connection with any such contest and will, promptly after the final determination of such contest, pay and discharge the amounts which shall be imposed or determined to be payable therein, together with all penalties, costs and expenses incurred in connection therewith. The Lessee shall prevent any foreclosure, judicial sale or forfeiture of the Leased Property or any portion thereof, or any interference with or deductions from any Rent, Additional Rent or any other sum required to be paid by the Lessee hereunder by reason of such nonpayment or nondischarge of an Imposition. The Lessor shall cooperate with the Lessee in any contest and shall allow the Lessee to conduct such contest (in the name of the Lessor, if necessary) at the Lessee's sole cost and expense. The Lessee shall notify the Lessor of each such proceeding within 10 days after the commencement thereof, which notice shall describe such proceeding in reasonable detail.

Section 14.  Insurance, etc.
             --------------

     (a) The Lessee will, at its own expense, purchase and maintain or cause to be purchased and maintained throughout the term of this Lease insurance with respect to its business and the Leased Property in accordance with the requirements of Schedule 7 hereto.

     (b) The Lessee shall bear all risk of loss, whether by casualty, theft, taking or other confiscation, with respect to each Unit of Leased Property or any portion thereof, at all times during the term of this Lease until possession of any Unit of Leased Property has been accepted by the Lessor upon the return of any such Unit of Leased Property to Lessor pursuant to Section 17 hereof.

     (c) So long as no Default or Event of Default has occurred and is continuing, any payments, whether constituting insurance proceeds, amounts paid by any Governmental Authority or otherwise, received by the Lessee or the Lessor upon the occurrence of any loss with respect to any Unit of Leased Property or portion thereof (other than a Casualty Occurrence), whether as a result of casualty, theft, taking or other confiscation, shall be applied in payment for necessary repairs and replacement to the Leased Property in accordance with
Section 7 hereof or, to the extent the costs of such repairs and replacement shall have been paid by the Lessee, to reimburse the Lessee. The Lessee shall be entitled to retain any excess funds remaining after necessary repairs and replacements have been completed and all costs therefor paid in full.

     (d) Upon a Casualty Occurrence, the Lessee shall give prompt notice thereof to the Lessor and shall within 30 days of the date of such Casualty Occurrence provide the Lessor with a plan acceptable to the Technical Consultant setting forth how the Lessee shall replace, or cause to be replaced, at the Lessee's own cost and expense, within 180 days after the date of such Casualty Occurrence, any Unit of Leased Property the subject of a Casualty Occurrence; provided, however, that the Lessee may remove from this Lease any Unit of Leased Property the subject of a Casualty Occurrence if following such removal the Lessee would be in compliance with Section 9(b) as if an Alteration were being made. Within 60 days of the date of the Casualty Occurrence, the Lessee shall have commenced repairs or replacements as specified in such a plan. After completion of the repairs and replacements, the Lessee shall demonstrate to the satisfaction of the Technical Consultant that operations and production from the Project have been restored. This test must be satisfactorily completed within 180 days after the date of such Casualty Occurrence. All replacement Units of Leased Property shall be free and clear of all Liens except Permitted Liens, and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Unit of Leased Property replaced immediately prior to the Casualty Occurrence to which such Unit of Leased Property was subject. For purposes of this Lease (including without limitation this Section 14(d) and Section 7), Fixed Charges paid, the Property Cost, and the Stipulated Loss Value of the replacement Unit of Leased Property shall be deemed to equal the Fixed Charges paid, the Property Cost and the Stipulated Loss Value of the Unit of Leased Property replaced thereby. All Units of

Leased Property at any time removed from this Lease pursuant to this Section 14(d) and Section 7 shall remain the property of the Lessor, no matter where located, until such time as insurance proceeds have been received by the Lessor at least equal to the Stipulated Loss Value of such Units of Leased Property or such Units of Leased Property shall be replaced by Units of Leased Property which have been incorporated or installed on or attached to Leased Property located on the Project and which meet the requirements specified above. Immediately upon any replacement Unit of Leased Property becoming incorporated or installed on or attached to Leased Property located on the Project as provided above, without further act, such replacement Unit of Leased Property shall become subject to this Lease and be deemed part of the Leased Property for all purposes hereof to the same extent as any other Units of Leased Property. All amounts of insurance proceeds for property losses and all other proceeds (whether resulting from damage or destruction or from condemnation, confiscation or seizure) relating to the applicable Unit or Units of Leased Property shall be deposited into the Restoration Account from any losses exceeding $5,000,000 per occurrence and held and released as hereinafter provided. So long as no Default or Event of Default shall have occurred and be continuing, and provided that the Lessor shall have received a written application of the Lessee accompanied by a certificate of an Authorized Officer of the Lessee showing in reasonable detail the nature of any necessary repair, rebuilding and restoration, the actual cash expenditures necessary for such repair, rebuilding and restoration, the expected total expenditures required to complete such work and evidence that sufficient funds are available to complete such work on a timely basis (such certificate to be acceptable to the Lessor in all respects), then the amounts available in the Restoration Account shall be released by the Lessor from time to time on each Rent Payment Date during the period of repair, rebuilding and restoration in payment therefor against presentation to the Lessor of a certificate executed by an Authorized Officer of the Lessee to the effect that expenditures have been made, or costs incurred, by or for the account of the Lessee or are reasonably anticipated to be made during the immediately following Billing Period in a specified amount for the purposes of making repairs, rebuilding and restoration in the amounts specified, that no Default or Event of Default exists and all conditions precedent herein provided relating to such withdrawal and payment have been satisfied. Upon the occurrence of any Event of Default, the Lessor shall be entitled to retain all amounts in the Restoration Account for application to the obligations of the Lessee hereunder.

Section 15.  Termination; Surrender of Leased Property.
             -----------------------------------------

     (a) In addition to any other rights provided to Lessor hereunder, Lessor shall have the right to terminate this Lease upon delivery to Lessee of a notice that Lessor has determined to exercise its rights to purchase the Leased Tracts under that certain lease agreement, dated as of even date herewith, between Lessor and Lessee relating to Garden Banks 388 Lease No. 2. Following the delivery of such notice the Term shall be deemed to have ended upon the date of exercise of the foregoing option.

     (b) Unless all right, title and interest in the Leased Property shall have been or is being transferred to Lessee or unless Lessee shall have paid Stipulated Loss Value with respect to the Leased Property, in each case, pursuant to this Lease, Lessee shall, upon the expiration of the Term or the earlier termination of the Lease as provided herein, return the Leased Property to Lessor or to any transferee or assignee of Lessor and deliver therewith a complete set, current as of the date of such return, of all customary operating manuals, logs and plans and specifications necessary or appropriate for the proper operation and maintenance of the Leased Property, together with all maintenance and repair reports prepared during the Term in respect of such Leased Property. At the time of such return, the Leased Property (i) shall be, at a minimum, in the condition required by Section 7, (ii) shall be in good working order and shall include all Alterations made by Lessee to the extent such Alterations become the property of Lessor pursuant to Section 9, and (iii) shall not be "limited use property" within the meaning of Rev. Proc. 76-30, 1976-2 C.B. 647. Lessee shall assign to Lessor all warranties, registrations, licenses and permits, to the extent permitted under Applicable Law, required to be possessed by Lessee or Lessor with respect to the Leased Property.

Section 16.  Lessee's Renewal Option.
             -----------------------

     Upon expiration of the Basic Term, if no Event of Default, Casualty Occurrence or Constructive Total Loss shall have occurred and be continuing, Lessee may, upon at least 60 days' irrevocable prior written notice to Lessor, elect to renew the Lease upon the same terms and conditions for a period of five years (the "Fair Market Renewal Term"); provided that Rent during such Fair Market Renewal Term shall be determined by reference to a Fixed Charge Balance which reflects the Fair Market Rental Value as determined at the commencement of such Fair Market Renewal Term.

Section 17.  Events of Default and Remedies.
             ------------------------------

     (a) Each of the following acts or occurrences shall constitute an "Event of Default" hereunder:

          (i) default by the Lessee in the payment of any Rent, Additional Rent, Stipulated Loss Value, or the amount of any Indemnified Risk (as defined in the Funding Agreement) hereunder when due and the continuance of such default for 5 days thereafter; or default in the payment of any other amount due under this Lease and the continuance of such default for 30 days thereafter; or

          (ii) default by the Lessee in the performance of any term, covenant or agreement contained herein and the continuance of such default for a period of 30 days after the earlier of (y) the Lessee becoming aware of such default or (z) Lessor's giving notice thereof to the Lessee; or

          (iii) any representation or warranty made by the Lessee herein, in any other document or certificate furnished by the Lessee in connection with or pursuant to this Lease shall be false or misleading in any material adverse respect on the date as of which made or reaffirmed; or

          (iv) the Lessee shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency, reorganization or similar law now or hereafter in effect, (B) consent to the institution of any such proceeding or the filing of any such petition or fail to controvert the same in a timely and appropriate manner, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Lessee or for a substantial part of its property, (D) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability or fail generally to pay its debts as they become due, or (G) take partnership or corporate action for the purpose of effecting any of the foregoing; or

          (v) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of the Lessee or of a substantial part of its property under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency, reorganization or composition of debts or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Lessee or for a substantial part of its property or (C) the winding-up, reorganization, dissolution or liquidation of the Lessee or the composition of its debts; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days; or

          (vi) the Lessee shall default in the payment when due of any principal or interest on any Debt in excess of $25,000,000, or a default or an event of default, as defined in any mortgage, lease, indenture, instrument, loan agreement or similar document evidencing Debt under which at the time of such default or event of default there has been issued, or by which there has been secured or evidenced, any Debt of the Lessee shall occur, the effect of which, with the giving of notice or the lapse of time or both, is to permit the holder or holders (or a trustee or agent on behalf of such holder or holders) of any such Debt in excess of $25,000,000 to cause such Debt to become due and payable prior to the due date thereof; or

          (vii) the Lessee shall incur a final, unstayed Judgment or Judgments for the payment of money in excess of $50,000,000 in the aggregate on a consolidated basis which is unpaid and as to which a bond for payment of the full amount due has not been obtained or similar provision for payment of the full amount due has not been made; or

         (viii) Completion shall not have occurred on or before the Completion Date; or

          (ix) the Lessee shall cease to diligently pursue the acquisition, construction and development of the Project in accordance with the Development Plan and the Project Plan or shall otherwise abandon the Project; or

          (x) ENSERCH Corporation shall cease to own, directly or indirectly, the majority of the outstanding shares of the Lessee.

     (b) If an Event of Default shall have occurred and be continuing, Lessor may, at its option, by notice to Lessee declare this Lease to be in default, and at any time thereafter Lessor may exercise one or more of the following as Lessor in its sole discretion shall elect:

          (i) Lessor may, by notice to Lessee, rescind or terminate this Lease and all rights of Lessee hereunder to the use and possession of the Leased Property;

          (ii) Lessor may (A) demand that Lessee, and thereupon Lessee shall, return the Leased Property promptly to Lessor in the manner and condition required by, and otherwise in accordance with the provisions of, this Lease as if the Leased Property were being returned at the end of the Term and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith, and (B) take immediate possession of (to the exclusion of Lessee) the Leased Property, by summary proceedings or otherwise, all without liability of Lessor to Lessee (or to any Person claiming by, through or under Lessee) for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise, except damage caused by Lessor's negligence or willful misconduct;

          (iii) Whether or not any action has been taken under clause (i) or
     (ii) above, Lessor may sell the Leased Property or any part thereof at public or private sale, as Lessor may determine, with or without notice to Lessee, advertisement or publication, free and clear of any rights of Lessee or of any Person claiming by, through or under Lessee and without any duty to account to Lessee with respect to such sale or any proceeds with respect thereto (except to the extent required by clause (v) or (vi) below if Lessor shall elect to exercise its rights thereunder), in which event Lessee's obligation to pay Rent hereunder for periods commencing after the date of such sale shall be terminated (except to the extent that Rent is to be included in computations under clause (v) or (vi) below if Lessor shall elect to exercise its rights thereunder);

          (iv) Lessor may hold, keep idle, use, operate or lease to others all or any part of the Leased Property as Lessor in its sole discretion may determine, free and clear of any rights of Lessee (or any Person claiming by, through or under Lessee) and without any duty to account to Lessee or to any Person claiming by, through or under Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction, except that Lessee's obligation to pay Rent for periods commencing after Lessee shall have been deprived of use of the Leased Property pursuant to this clause (iv) shall be reduced by the net proceeds, if any, received by Lessor from leasing the Leased Property to any Person other than Lessee for the same periods or any portion thereof;

          (v) Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise its rights under clause (ii), (iii) or (iv) above, demand, by written notice to Lessee specifying a payment date which shall be a Rent Payment Date not earlier than 10 days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Rent Payment Date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Rent due after the Rent Payment Date specified in such notice), any unpaid Rent due through the Rent Payment Date specified in such notice plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Post-Default Rate from the Rent Payment Date specified in such notice to the date of actual payment);

                (A) if Lessor takes possession of the Leased Property, an amount equal to the excess, if any, of such Stipulated Loss Value over the Fair Value of Leased Property as of the Rent Payment Date specified in such notice;

                (B) if Lessor takes possession of the Leased Property, an amount equal to the excess of (1) the present value as of the Rent Payment Date specified in such notice of all remaining installments of Rent until the end of the Basic Term or the Fair Market Renewal Term, as the case may be, discounted semiannually at a rate of 10% per annum, over (2) the present value as of such payment date of the Fair Market Rental Value of the Leased Property until the end of the Basic Term or the Fair Market Renewal Term, as the case may be, discounted semiannually at a rate of 10% per annum; or

                (C) an amount equal to the Stipulated Loss Value, computed as of the Rent Payment Date specified in such notice, and upon payment thereof and all other amounts then due by Lessee hereunder, Lessor shall transfer all of its right, title and interest in the Leased Property to Lessee, free and clear of all Liens (except Permitted Liens), but otherwise without representations or warranties, expressed or implied;

          (vi) If Lessor shall have sold all the Leased Property pursuant to clause (iii) above, Lessor, in lieu of exercising its rights under clause
     (v) above with respect to the Leased Property, may (but shall not be obligated to) demand that Lessee pay to Lessor and Lessee shall pay to Lessor on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Rent due for periods commencing after the next Rent Payment Date following the date of such sale), any unpaid Rent due through such Rent Payment Date, plus the amount of any deficiency between Stipulated Loss Value, computed as of such Rent Payment Date, and the net proceeds of such sale, together with interest at the Post-Default Rate on the amount of such Rent and such deficiency from the date of such sale until the date of actual payment; or

          (vii) Lessor may exercise any other right or remedy that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

     (c) In addition to the foregoing, Lessee shall be and remain liable for paying or reimbursing Lessor for (i) any and all Rent and other amounts due and payable under this Lease prior to any such Event of Default, and (ii) all costs and expenses incurred by Lessor (including reasonable fees and expenses of counsel) in connection with any exercise of its remedies provided in Section 17(b).

     (d) No rescission or termination of this Lease, in whole or in part, or repossession of the Leased Property or exercise of any remedy under Section 17(b) shall, except as specifically provided therein, relieve Lessee of any of its liabilities and obligations hereunder. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto and including all costs and expenses incurred in connection with the return of the Leased Property in the manner and condition required by, and otherwise in accordance with the provisions of, this Lease as if the Leased Property were being returned at the end of the Term. At any sale of the Leased Property or any part thereof pursuant to Section 17(b), Lessor may bid for and purchase such property.

     (e) To the extent permitted by, and subject to the mandatory requirements of, applicable law, each and every right, power and remedy under Section 17(b) or otherwise available to Lessor shall be cumulative and shall be in addition to every other right, power and remedy, and each and every right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of exercise of any such right, power or remedy shall not exhaust the same or be construed to be a waiver of the right to exercise at the same time or thereafter the same or any other right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy shall restrict Lessor from exercising the same or any other right, power or remedy thereafter nor be construed to be a waiver of any Event of Default or to be an acquiescence therein. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

Section 18.  Purchase by Lessee.
             ------------------

     (a) Unless a Default, Event of Default, Casualty Occurrence or Constructive Total Loss shall have occurred and be continuing, Lessee shall have the right, upon at least 30 and not more than 60 days' irrevocable prior written notice to Lessor, to purchase at the Purchase Price all of the Leased Property
                                                    ---
upon the fifth anniversary date of the Lease Commencement Date.

     (b) Unless a Default, Event of Default, Casualty Occurrence or Constructive Total Loss shall have occurred and be continuing, Lessee shall have the obligation, upon at least 30 and not more than 60 days' irrevocable prior written notice from Lessor, to purchase at the Purchase Price all of the Leased
                                                              ---
Property upon the seventh anniversary of the Lease Commencement Date.

     (c) Unless a Default, Event of Default, Casualty Occurrence or Constructive Total Loss shall have occurred, Lessee shall have the right, upon at least 30 and not more than 60 days' irrevocable prior written notice to Lessor, to purchase for $34,300,000, or such increased amount as adjusted pursuant to this Lease, all of the Leased Property upon the expiration of the
                        ---
Basic Term.

     (d) Lessee shall pay the amount due under (a), (b) or (c) above, to the Lessor on the date fixed for such purchase, and Lessee shall simultaneously pay to Lessor all Rent and all other amounts, if any, due or accrued through such purchase date, whereupon Lessor shall transfer Lessor's right, title and interest in and to the property constituting the Leased Property, free and clear of all Liens (except for Permitted Liens), but otherwise without representation, recourse or warranty and the Term shall end.

Section 19.  Inspection; Right to Enter Premises of the Lessee.
             -------------------------------------------------

     The Lessor, or its respective authorized representatives may (but without any obligation to do so) (i) enter upon the Leased Property or any premises of the Lessee at reasonable times upon reasonable advance notice in order to inspect the Leased Property (subject to the availability thereof for inspection) and to inspect, audit and make copies of all documents and instruments in the possession of the Lessee that are reasonably necessary or appropriate for the Lessor or such authorized representatives to determine the truth and accuracy of any schedule, annex, exhibit or representation delivered or made hereunder, or compliance by the Lessee with any of the agreements herein contained, and (ii) discuss the condition and performance of the Leased Property with the responsible officers of the Lessor. Such inspections of the Leased Property located in the Gulf of Mexico shall be subject to Lessee's reasonable discretion as operator to bar access to the Units of Leased Property for safety reasons. Such inspections of Leased Property located in the Gulf of Mexico shall be performed under Lessee's supervision as operator.

Section 20.  Right to Perform the Lessee's Covenants.
             ---------------------------------------

     Subject to Section 13 hereof, if the Lessee shall fail to make any payment or perform any act required to be made or performed by it hereunder, the Lessor, upon notice to or demand upon the Lessee but without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act (other than entering upon the Leased Property) for the account and at the expense of the Lessee as, at the Lessor's sole discretion, may be necessary or appropriate therefor and, upon the occurrence and during the continuance of a Triggering Event, may enter upon the Leased Property for such purpose and take all such action thereon as, at the Lessor's sole discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All sums so paid by the Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses so incurred) shall be paid by the Lessee to the Lessor on demand as Additional Rent.

Section 21.  Participation by Co-Lessees or Sublessees.
             -----------------------------------------

     (a) Except as otherwise permitted in this Section 21 or in the Declaration, the Lessee may not assign its rights or obligations under this Lease without the prior consent of the Lessor. The Lessor has granted a Lien on this Lease to its Funding Sources to secure the obligation of the Lessor under the Funding Agreement.

     (b) The Lessor and the Lessee may from time to time, so long as no Default or Event of Default shall have occurred and be continuing, enter into documentation amending this Lease and, as necessary, the Operative Documents, to evidence the undertaking of a Person (a "Co-Lessee") to be responsible for certain obligations of the Lessee and the attendant reduction in the obligations of the Lessee hereunder, subject in every case to the prior written approval of the Lessor acting in its sole and unfettered discretion in approving said Co-Lessee and the documentation amending this Lease and the Operative Documents, it being understood that the Lessor may for any reason whatsoever elect not to grant such approval, in which case this Lease shall not be amended.

     (c) The Lessee may from time to time with the written consent of Lessor, so long as no Default or Event of Default shall have occurred and be continuing, enter into a sublease and such other documentation as may be necessary with one or more Persons (each a "Sublessee"). In any event, any documentation executed by the Lessee in connection with the subletting of the Leased Property (i) shall expressly state that such sublease is subject and subordinate to the terms of this Lease and the Security Instruments and (ii) shall not provide for a sublease term ending after the then current Stated Lease Termination Date. Upon request of the Lessor, the Lessee will furnish to the Lessor copies of all subleases and related documentation entered into by the Lessee from time to time. No sublease permitted by the terms hereof will reduce in any respect the obligations of the

Lessee hereunder, it being the intent of the Lessee and the Lessor that the Lessee be and remain directly and primarily liable as a principal for its obligations hereunder. Any sublease made otherwise than as expressly permitted by this Section 21(c) shall be null and void and of no force or effect.

Section 22.  Notices.
             -------

     All notices, demands, instructions and other communications required or permitted hereunder to be given to or made upon any party to this Lease shall be effective (i) when received in writing, by prepaid telex or by telecopy, (ii) when personally delivered or otherwise actually received, or (iii) five days after the same shall have been deposited in the United States mail, registered or certified, postage prepaid, addressed as follows:

To Lessee:          New Enserch Exploration, Inc.
                    1817 Wood Street
                    Dallas, Texas  75201
                    Attention:  Treasurer
                    Telecopy: (214) 573-3351

To the Lessor:      Enserch Exploration, Inc.
                    1817 Wood Street
                    Dallas, Texas  75201
                    Attention:  Controller
                    Telecopy: (214) 573-3351

or in each case at such other address as the party concerned may designate by notice duly given in accordance with this Section 22.

Section 23.  Amendments and Waivers.
             ----------------------

     The provisions of this Lease may from time to time be amended, modified or waived only if such amendment, modification or waiver is in writing and consented to by the Lessee and the Lessor and, if applicable, in accordance with
Section 21.

Section 24.  Severability.
             ------------

     Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 25.  INTENTIONALLY OMITTED.

Section 26.  True Lease.
             ----------

     This Lease is an agreement of lease and does not convey to Lessee any right, title or interest in the Leased Property except as a lessee.

Section 27.  No Merger.
             ---------

     There shall be no merger of this Lease or of the leasehold interest hereby created with the title to the Leased Property or any portion thereof or interest therein by reason of the fact that the same Person may acquire or hold directly or indirectly this Lease or the leasehold interest created hereby, or any interest in this Lease or in any such leasehold interest, as well as title to the Leased Property.

Section 28.  Miscellaneous.
             -------------

     (a) The terms and provisions of this Lease supersede all prior agreements, negotiations, understandings, and discussions, if any, whether oral or written, between the Lessor and the Lessee with respect to the transactions contemplated hereby.

     (b) Notwithstanding anything to the contrary contained in this Lease, the execution of this Lease and any other instrument or document executed in connection herewith shall not impose upon any director, officer or employee of the Lessee or the Lessor personal liability for the Lessee's and the Lessor's respective obligations under this Lease or any other instrument or document executed in connection herewith; provided the foregoing shall not relieve any such director, officer or employee of personal liability for his or her fraud or intentional misconduct.

     (c) The captions and the Table of Contents in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     (d) THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THE LAW OF THE STATE OF LOUISIANA OR FEDERAL LAW IS MANDATORILY APPLICABLE, IN WHICH CASE THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH SUCH LAW.

     (e) Nothing in this Lease, express or implied, shall give to any Person, other than the parties hereto and their respective successors and permitted assigns, any benefit or any legal or equitable right, remedy or claim under this Lease including, without limitation, under any provision of this Lease regarding the priority or application of any amounts payable hereunder.

     (f) This Lease may be executed in two or more counterparts and by the different parties on separate counterparts, each of which shall constitute an original but which, when taken together, shall constitute but one instrument.

     (g) THIS WRITTEN LEASE AND THE OTHER OPERATIVE DOCUMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     (h) EACH OF THE LESSEE AND THE LESSOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY

ACTION OR PROCEEDING TO ENFORCE OR TO DEFEND ANY RIGHTS UNDER THIS LEASE OR ANY RELATED DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS LEASE OR ANY RELATED DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     (i) Any amounts owing under this Lease by the Lessee shall bear interest (to the fullest extent permitted by law) from and including the date due to but excluding the date of payment thereof at the Post-Default Rate, payable on demand. Notwithstanding anything to the contrary contained in this Lease or any of the Operative Documents, the amounts which the Lessee is obliged to pay pursuant to this Lease and the other Operative Documents, and the amounts which the Lessor is entitled to receive pursuant to this Lease and the other Operative Documents, are subject to the limitations set forth in Section 12.15 of the Funding Agreement.

     (j) Time is of the essence in connection with the payment of Rent, Additional Rent and all other amounts payable hereunder and the performance of the Lessee's other obligations hereunder.

     (k) THIS LEASE IS SUBJECT AND SUBORDINATE TO THE TERMS, OBLIGATIONS, CONDITIONS AND DEFINITIONS OF THAT CERTAIN MASTER LEASE AGREEMENT, DATED AS OF SEPTEMBER 30, 1992 BETWEEN STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS TRUSTEE FOR GARDEN BANKS TRUST, AS THE LESSOR, AND EP OPERATING COMPANY LIMITED PARTNERSHIP, AS THE LESSEE, AS IT MAY BE AMENDED FROM TIME TO TIME (THE "MASTER LEASE"), AND THAT CERTAIN SECURITY AGREEMENT, DATED AS OF SEPTEMBER 30, 1992 AMONG STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS TRUSTEE AND THE CHASE MANHATTAN BANK, N.A. AS AGENT. THE LESSEE ACKNOWLEDGES FOR THE BENEFIT OF THE LESSOR AND ITS FUNDING SOURCES THAT, IN THE EVENT THAT THE MASTER LEASE SHALL BE TERMINATED OR CANCELLED PRIOR TO THE STATED LEASE TERMINATION DATE AS A RESULT OF A DEFAULT BY THE LESSEE UNDER THIS LEASE, LESSOR MAY IN ITS DISCRETION, TERMINATE THIS LEASE. THE LESSEE ACKNOWLEDGES THAT THE LESSOR SHALL BE SUBJECT TO NO OBLIGATION OR LIABILITY TO THE LESSEE AS A RESULT OF SUCH TERMINATION OR CANCELLATION.

     (l) Lessor and Lessee hereby acknowledge that Mobil Producing Texas & New Mexico Inc. ("Mobil") has an option to participate in the Project pursuant to that certain Participation Agreement with EP Operating Limited Partnership, dated June 15, 1994. Notwithstanding any provision of this Lease to the contrary, Lessor and Lessee hereby agree to cooperate fully in the event that such option is exercised. Lessor, insofar as Lessor and its Funding Sources are the owners of the Leased Property, and Lessee, insofar as Lessee has rights hereunder and is the operator of the Project, hereby ratify and assume the obligations of EP Operating Limited Partnership pursuant to the Participation Agreement insofar as such agreement grants to Mobil the right to participate in the Master Lease upon the approval of Lessor's Funding Sources. Lessor and Lessee acknowledge that Mobil's participation in the Project may reduce both Lessor's and Lessee's interests hereunder on an equal basis by up to 40%.

Section 29.  Survival of Representations, Warranties, Indemnities, Etc.
             ----------------------------------------------------------

     All representations, warranties and indemnities of the parties hereto provided for in this Lease, including without limitation the obligations of the Lessee pursuant to Section 3(d) hereof in respect of the Impositions, shall survive the execution and delivery hereof and any disposition of any interest of Lessor in the Leased Property and shall be and continue in effect notwithstanding any investigation by any such parties. The obligations of Lessee shall survive the expiration or termination of this Lease to the extent such obligations relate to periods prior to the date of such expiration or termination.

Section 30.  Further Assurances.
             ------------------

     (a) The Lessee, at its expense, shall execute, acknowledge and deliver from time to time such further counterparts of this Lease or such affidavits, certificates, certificates of title, bills of sale, financing and continuation statements, consents and other instruments as may be required by applicable law or reasonably requested by the Lessor in order to evidence the Lessor's or its Funding Sources' title to the Units of Leased Property and the Lessor's or its Funding Sources' interests in this Lease, and shall at the Lessee's expense cause such documents to be recorded, filed or registered in such places as the Lessor may request and to be re-recorded, refiled or re-registered in such places required by applicable law or at such times as may be required by applicable law in order to maintain and continue in effect the recordation, filing or registration thereof. Unless an Event of Default shall have occurred and shall be continuing, the Lessor shall not grant or create any Lien on any Unit of Leased Property to any Person except Permitted Liens, Liens in favor of the Funding Sources and Liens pursuant to this Lease, the Security Instruments and the other Operative Documents.

     (b) Lessor and Lessee will promptly, upon reasonable request and at their sole expense, execute and deliver all such other documents and take such other action as may be reasonable and necessary to fully effectuate the provisions of this Lease.

Section 31.  Lessee's Representations and Warranties.  The Lessee  represents
             ---------------------------------------
and warrants to the Lessor that:

     (a)  Existence.  (i) The Lessee is a corporation duly organized and validly
          ---------
existing under the laws of the State of Texas; (ii) the Lessee has all requisite corporate power, and all material governmental licenses, authorizations, consents and approvals necessary, to own its Property and carry on its business as now being or as proposed to be conducted and is in material compliance with all Legal Requirements; (iii) Lessee is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would result in a Lessee Material Adverse Change; and (iv) Lessee is in good standing in the jurisdiction of its organization and each such jurisdiction in which it is qualified to do business except where the failure to be in good standing would not result in a Lessee Material Adverse Change.

     (b)  Financial Condition.  (i) The unaudited consolidated balance sheet of
          -------------------
the Lessee as of June 30, 1994 and the related consolidated statements of operations or stockholders' equity and cash flow with the opinion thereon of an independent certified public accountant are complete and correct and fairly present in all material respects the consolidated financial condition of the Lessee as at said date and the consolidated results of operations and cash flows for the fiscal year and six-month period, all in accordance with GAAP.

          (ii) On the date hereof the Lessee has no material advances, investments, liabilities (direct or contingent), liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except (y) those referred to or reflected or provided for in the Financial Statements that the Lessor has received prior to the date of this Agreement and (z) those permitted by this Agreement.

          (iii) Since the date of the Financial Statements, there has occurred no Lessee Material Adverse Change.

     (c)  Litigation.  Except as disclosed to the Lessor, there are no legal or
          ----------
arbitral proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of the Lessee) threatened against the Lessee which, if adversely determined, could result in a Lessee Material Adverse Change.

     (d)  No Breach.  Except as set forth herein, the execution and delivery of
          ---------
this Agreement and the other Operative Documents, the transactions herein contemplated and compliance with the terms and provisions hereof will not conflict with or result in a breach of, or require any consent of any Person not already obtained, under the bylaws of Lessee, or any applicable Legal Requirement, or any agreement or instrument to which the Lessee is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except under the Operative Documents) upon any of the revenues or Property of the Lessee or the Leased Property pursuant to the terms of any such agreement or instrument.

     (e)  Action.  The Lessee has all necessary corporate power and authority to
          ------
execute, deliver and perform its obligations under this Agreement and the other Operative Documents to which it is a party, and the execution, delivery and performance by it of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and this Agreement and the other Operative Documents constitute the legal, valid and binding obligation of each of the parties thereto, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting creditor's rights and to general principles of equity.

     (f)  Approvals. Except as set forth herein, no authorizations, approvals or
          ---------
consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Lessee of this Agreement and the other Operative Documents to which they respectively are parties, or for the validity or enforceability thereof.

     (g)  ERISA.  (i) the Lessee and each ERISA Affiliate have complied in all
          -----
material respects with ERISA and, where applicable, the Code regarding each Plan.

          (ii) No act, omission or transaction has occurred which could result in imposition on the Lessee or any ERISA Affiliate (whether directly or indirectly) of (i) either a material civil penalty assessed pursuant to subsections (c), (i) or (l) of Section 502 of ERISA or a material tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

          (iii) No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Lessee or any ERISA Affiliate has been or is expected by the Lessee or any ERISA Affiliate to be incurred with respect to any Plan.

          (iv) Full payment has been made of all amounts which the Lessee or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Benefit Plan.

          (v) The actuarial present value of the benefit liabilities under each Benefit Plan which is subject to Title IV of ERISA does not, as of the end of each such Benefit Plan's most recently ended plan year, materially exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Benefit Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

          (vi) As of the execution of this Agreement, neither the Lessee nor any ERISA Affiliate (1) has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, or (2) is aware of any reason to expect that any Multiemployer Plan is to be in reorganization or to be terminated.

     (h)  No Material Misstatements. No information, exhibit or report furnished
          -------------------------
to the Lessor in connection with the negotiation and administration of this Agreement contains any material misstatement of fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

     (i)  Investment Company Act. The Lessee is not an "investment company" or a
          ----------------------
company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     (j)  Public Utility Holding Company Act.  The Lessee is not a "holding
          ----------------------------------
company," or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (k)  Articles of Incorporation.  The Articles of Incorporation of Lessee
          -------------------------
have not been terminated, and are in full force and effect as of the date hereof and no default has occurred and is in continuance thereunder.

     (l)  Location of Business and Offices.  The principal place of business and
          --------------------------------
chief executive offices of the Lessee are located at the address set forth herein.

     (m)  Regulatory Matters.  The Lessee has not violated any provisions of any
          ------------------
Legal Requirement which would result in a Lessee Material Adverse Change, and the Lessee, except as provided herein, made all necessary filings, certificate applications, report filings, and any other filings or certifications, and have received all necessary regulatory authorizations required under said laws and regulations with respect to all of their respective operations and Properties so as not to result in a Lessee Material Adverse Change. Said material filings, certificate applications, report filings, and other filings and certifications contain no untrue statements of material facts nor do they omit any statements of material facts necessary in said filings.

     (n)  Environmental Matters.  Except as disclosed herein:
          ---------------------

          (i) Neither any Property of the Lessee nor the Leased Property nor the operations conducted thereon violate any Environmental Laws or any Legal Requirement of any Governmental Authority with respect to Environmental Laws which violation would result in a Lessee Material Adverse Change.

          (ii) Without limitation of clause (i) above, no Property of the Lessee nor the Leased Property nor the operations currently conducted thereon or by any prior owner or operator of such Property or the Leased Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any Governmental Authority or to any on-site or off-site remedial obligations under Environmental Laws which would result in a Lessee Material Adverse Change.

          (iii) All Permits or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any Property of the Lessee or the Leased Property have been duly obtained or filed, and the Lessee has been, is now, and expects to continue to be in compliance with the terms and conditions of all such Permits and similar authorizations so as not to result in a Lessee Material Adverse Change.

          (iv) All hazardous substances or solid waste generated at any and all Property of the Lessee and the Leased Property have at all times been transported, treated and disposed of in compliance with Environmental Laws except where failure to comply would not result in a Lessee Material Adverse Change.

          (v) There is no known environmental condition which would materially adversely affect the ability of the Lessee to conduct its business as it is currently conducted and to meet its financial obligations, and no environmental conditions exist with respect to any of its Properties which would result in a Lessee Material Adverse Change; and

          (vi) The Lessee has no contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment which would result in a Lessee Material Adverse Change.

     (o)  Project Plan.  The Project Plan has been prepared in good faith on the
          ------------
basis of reasonable assumptions and accurately includes all costs currently anticipated to be incurred in connection with achieving Completion of the Project. The Project Plan sets forth the Lessee's good faith estimation of the schedule for achieving Completion of the Project.

     (p)  Leased Tracts.  As of the date of execution of this Agreement, the
          -------------
Lessee owns legal and beneficial title to 100% of the record title interest in and to the Leased Tracts, free and clear of all Liens except Permitted Liens and except as otherwise identified herein.

     (q)  Operating Lease Obligations.  On the date of the execution of this
          ---------------------------
Agreement, Lessee has no Operating Lease Obligations except as identified herein.

Section 32.  Affirmative Covenants.
             ---------------------

     The Lessee agrees that during the term of this Agreement:

     (a)  Financial Statements and Reports.  The Lessee shall deliver or cause
          ---------------------------------
to be delivered:

          (i) To the Lessor, as soon as available and in any event within 90 days after the end of each fiscal year of the Lessee (if applicable), audited consolidated statements of operations, partners' or stockholders' equity and cash flow statements of the Lessee (if available), and the related consolidated audited balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present the consolidated financial condition and consolidated results of operations and cash flows of the Lessee (if such financial statements are available), as at the end of, and for, such fiscal year and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

          To the Lessor, as soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Lessor, consolidated statements of operations and of stockholders' equity of the Lessor (if available) for such period and for the period from the beginning of the fiscal year to the end of such period, the related consolidated balance sheet as of the end of such period, setting forth in each case in comparative form the corresponding figures to the extent available for the corresponding period in the preceding fiscal year, accompanied by a certificate of the chief financial officer or chief accounting officer of the Lessor which certificate shall state that said financial statements fairly present the consolidated financial condition and consolidated results of operations and cash flows of the Lessor (if such financial statements are available) , in accordance with GAAP as at the end of, and for, such period (subject to normal year-end audit adjustments).

          (ii) To the Lessor, promptly upon there becoming available, copies of all registration statements, proxy statements and regular periodic reports, if any, which the Lessee shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange.

          (iii) To the Lessor, promptly after the Lessee knows or has reason to know of any event or condition having a Lessee Material Adverse Change or that any Default has occurred, a notice of such event, condition or Default, describing the same in reasonable detail.

          (iv) To the Lessor, at the time it furnishes each set of financial statements pursuant to clause (a) above, a compliance certificate of the chief financial officer or chief accounting officer of the Lessee certifying as to the truth and accuracy of such statement.

          (v) To the Lessor, promptly upon obtaining the same, copies of any environmental assessment or other study undertaken with regard to the Project or any portion of the Leased Property.

          (vi) To the Lessor, within 10 Business Days after the end of each Quarterly Date a Progress Report through the period ending on each Quarterly Date and dated as of such Quarterly Date.

          (vii) To the Lessor from time to time such other reasonable information regarding the business, operations, Property, affairs or financial conditions of the Lessee, including, without limitation, the acquisition, development, construction and installation of the Project, as the Lessor may reasonably request.

     (b)  Litigation.  The Lessee shall promptly give to the Lessor notice of
          ----------
all legal or arbitral proceedings, and of all proceedings before any governmental or regulatory authority or agency, affecting the Lessee except proceedings which, if adversely determined, would not result in a Material Adverse Change.

     (c)  Existence, Etc.   The Lessee shall preserve and maintain its corporate
          ---------------
existence; and shall preserve and maintain all of its material rights, privileges and franchises and comply with the requirements of all applicable Legal Requirements if failure to comply with such requirements would result in a Lessee Material Adverse Change; and the Lessee shall pay and discharge all Impositions on the Lessee and the Leased Property prior to the date on which penalties attach thereto, except for any such Imposition which is being contested in good faith in accordance with the Lease.

     (d)  Environmental Covenant.  The Lessee shall promptly notify the Lessor
          ----------------------
in writing of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority concerning the Lessee in connection with any Environmental Laws involving the Leased Property which could result in a Material Adverse Change.

     (e)  Further Assurances.  The Lessee will cure promptly any defects in the
          ------------------
execution and delivery of the Operative Documents, including this Agreement. The Lessee at its expense will promptly execute and deliver to the Lessor upon request all such other and further documents, agreements and instruments (or cause the other Partners to take such action) in compliance with or accomplishment of the covenants and agreements of the Lessee in this Agreement.

     (f)  Performance of Obligations.  The Lessee will pay and otherwise do and
          --------------------------
perform every act and discharge all of the obligations required to be performed and discharged by the Lessee, as applicable, under this Lease Agreement.

Section 33.  Negative Covenants.  The Lessee agrees that for the term of this
             ------------------
Agreement:

     (a)  Nature of Business.  The Lessee will not make any material change in
          -------------------
the character of its business as carried on at the date hereof.

     (b)  Mergers, Etc.  The Lessee will not merge or consolidate with, or
          -------------
sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Properties (whether now owned or hereafter acquired) to any Person, except that, any entity may consolidate with or merge into the Lessee if the Lessee shall be the surviving Person and if, immediately after giving effect to such transaction, (a) Enserch Corporation shall continue to own, directly or indirectly, the majority of the issued and outstanding common stock in the Lessee, (b) the Lessee shall have assets the fair market value of which exceed the amount of its liabilities including contingent liabilities and (c) no condition or event shall exist which constitutes, or upon consummation of such transaction would constitute, an Event of Default or Default.

     (c)  ERISA Compliance.  The Lessee will not at any time:
          ----------------

          (i) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which Special General Partner, the Lessee or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

          (ii) Terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan other than pursuant to a standard termination (within the meaning of Section 4041 of ERISA);

          (iii) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Lessee or any ERISA Affiliate is required to pay as contributions thereto;

          (iv) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Benefit Plan;

          (v) Permit, or allow any ERISA Affiliate to permit, the occurrence of any ERISA Event with respect to a Benefit Plan for which there is an Insufficiency;

          (vi) Incur, or permit any ERISA Affiliate to incur, a liability under sections 4062, 4063 or 4064 of ERISA;

          (vii) Incur, or permit any ERISA Affiliate to incur, a Withdrawal Liability to a Multiemployer Plan; or

          (viii) Incur, or permit any ERISA Affiliate to incur, an increase in the aggregate annual contributions to a Multiemployer Plan on account of the reorganization or termination of such Multiemployer Plan;

     provided, however, that the transactions, events and occurrences described in clauses (i), (v), (vi), (vii) and (viii) of this Section 33(c) shall be permitted so long as such transactions, events and occurrences (individually and in the aggregate) will not result in a Material Adverse Change.

     (d)  Environmental Matters.  The Lessee shall not cause or permit any of
          ----------------------
its Property or the Leased Property to be in violation of, or do anything or permit anything to be done which would subject any of its Property or the Leased Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property or the Leased Property where such violations or remedial obligations would result in a Material Adverse Change. The Lessee shall not allow use of any of its Property or the Leased Property in a manner which will result in (i) violation of any order or requirement of any Governmental Authority or any Environmental Laws,
(ii) the disposal or other release of any solid waste, petroleum, pollutant, or contaminant except in compliance with Environmental Laws, (iii) a release of a hazardous substance in a quantity equal to or exceeding the quantity which requires reporting pursuant to Section 103 of CERCLA, or (iv) the release of any hazardous substance so as to pose an imminent and substantial endangerment to public health or welfare or the environment, in the case of any Property of the Lessee, which would result in a Material Adverse Change, and in the case of the Leased Property.

     (e)  Project Plan.  The Lessee shall not amend or revise the Project Plan
          -------------
in any manner which would materially and adversely affect the operation, design or capacity of the Project without the prior written consent of the Lessor as advised by the Technical Consultant. The Lessee shall not under any circumstance undertake to develop or otherwise initiate the production of hydrocarbons from the Leased Tracts except by means of the Project in accordance with the Project Plan.

Section 34.   Lessor's Representations and Warranties.  The Lessor  represents
              ---------------------------------------
and warrants to the Lessee that:

     (a)  Existence.  (i) The Lessor is a corporation duly organized and validly
          ---------
existing under the laws of the State of Texas; (ii) the Lessor has all requisite corporate power, and all material governmental licenses, authorizations, consents and approvals necessary, to own its Property and carry on its business as now being or as proposed to be conducted and is in material compliance with all Legal Requirements; (iii) Lessor is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would result in a Material Adverse Change; and (iv) Lessor is in good standing in the jurisdiction of its organization and each such jurisdiction in which it is qualified to do business except where the failure to be in good standing would not result in a Lessor Material Adverse Change.

     (b)  Litigation.  Except as disclosed to the Lessee, there are no legal or
          ----------
arbitral proceedings or any proceedings by or before any Governmental Authority, now pending or (to the knowledge of the Lessor) threatened against the Lessor which, if adversely determined, could result in a Lessor Material Adverse Change.

     (c)  No Breach.  Except as set forth herein, the execution and delivery of
          ---------
this Agreement and the other Operative Documents, the transactions herein contemplated and compliance with the terms and provisions hereof will not conflict with or result in a breach of, or require any consent of any Person not already obtained, under the bylaws of Lessor, or any applicable Legal Requirement, or any agreement or instrument to which the Lessor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument.

     (d)  Action.  The Lessor has all necessary corporate power and authority to
          ------
execute, deliver and perform its obligations under this Agreement and the other Operative Documents to which it is a party, and the execution, delivery and performance by it of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and this Agreement and the other Operative Documents constitute the legal, valid and binding obligation of each of the parties thereto, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting creditor's rights and to general principles of equity.

     (e)  Approvals.  Except as set forth herein, no authorizations, approvals
          ---------
or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Lessor of this Agreement and the other Operative Documents to which they respectively are parties, or for the validity or enforceability thereof.

     (f)  No Material Misstatements. No information, exhibit or report furnished
          -------------------------
to the Lessee in connection with the negotiation and administration of this Agreement contains any material misstatement of fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

     (g)  Regulatory Matters.  The Lessor has not violated any provisions of any
          ------------------
Legal Requirement which would result in a Lessor Material Adverse Change, and the Lessor, except as provided herein, made all necessary filings, certificate applications, report filings, and any other filings or certifications, and have received all necessary regulatory authorizations required under said laws and regulations with respect to all of their respective operations and Properties so as not to result in a Material Adverse Change. Said material filings, certificate applications, report filings, and other filings and certifications contain no untrue statements of material facts nor do they omit any statements of material facts necessary in said filings.

Section 35.  Application of Certain Payments.
             -------------------------------

     (a)  Application of Payments Not Relating to a Casualty Occurrence.
          -------------------------------------------------------------
Payments received at any time by Lessor or Lessee pursuant to Section 11(b) or from any Governmental Authority, or other Person other than an insurer with respect to any destruction, damage, loss, condemnation, confiscation, theft or seizure of or requisition of title to the Leased Property or any part thereof during the Term not constituting a Casualty Occurrence or with respect to any and all indemnification rights and warranties assigned pursuant to Section 11(b) shall be applied to pay or to reimburse Lessee for repairs to or restoration or replacement of property in respect of which such payment was received and, after completion of such repairs, restoration or replacement, the balance, if any, of such payments shall be divided between Lessor and Lessee as their interests may appear.

     (b)  Application of Certain Taking Payments. Notwithstanding the provisions
          --------------------------------------
of Section 35(a), payments received at any time by Lessor or Lessee from any Governmental Authority as a result of the taking of the use of the Leased Property or any part thereof during the Term not constituting a Constructive Total Loss shall be applied in payment of repairs to or restoration or replacement of property in accordance with Section 7 or 9, as applicable (or to reimburse Lessee therefor), and any balance remaining after Lessee shall be in compliance with Section 7 or 9, as applicable, shall be paid to or retained by Lessee.

                            INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    LESSEE:

                                    NEW ENSERCH EXPLORATION, INC.
                                     a Texas Corporation

WITNESS:


- -----------------------------

                                    By:  -----------------------------
                                         Name:
                                         Title:

- -----------------------------


                                    LESSOR:

                                    ENSERCH EXPLORATION, INC.,
                                     a Delaware corporation
WITNESS:


- -----------------------------
                                    By:
                                         -----------------------------
                                         Name:
                                         Title:

- -----------------------------

                                   SCHEDULE 1
                                   ----------

                          REQUIREMENTS FOR COMPLETION

Completion shall require that all of the major components have been designed, constructed, installed and are capable of performing according to the design and performance requirements of the Project Plan. In addition, all test results will be subject to the acceptance and approval of the relevant Governmental Authority which has jurisdiction over such tests. Completion shall be met upon satisfaction of: (1) all of the following tests for each of the main components of the Project; (2) the overall system requirements and (3) the additional conditions precedent to Completion.

1. Each component should perform according to design and performance criteria of the Project Plan by submittal and evidence of the following, all of which shall be reviewed by and be acceptable to the Technical Consultant.

     Floating Production Facility ("FPF") - The Lessee will provide office space to the Technical Consultant in the Lessee's Project office where items (1),
     (2) (3) and (5) can be reviewed.

     .(1) Detailed Engineering and Design reports of the FPF and mooring system including Model and Wind Tunnel Tests.

     .(2) Copies of all certificates and third party inspections of equipment.

     .(3) Design, fabrication, and installation Certified Verification Authority
          (CVA) reports.

     .(4) Demonstration of mooring system rig move ability to move from one end of the template to the other extreme end. This will be done when FPF is installed over the template.

     .(5) Copies of all completed and approved commissioning tests required by regulatory and statutory authorities.

     .(6) Successful drilling of one template well drilled simultaneous to production. To be done after completion of the existing pre-drilled wells that the template will be installed over.

          Template and Well Control System - Items (1), (3) and (4) to be available for review in the Lessee's Project office.

     .(1) Detailed Engineering and Design reports of the template and subsea equipment.

     .(2) Full land testing of the template to demonstrate fit, function and load (pressure) of all components. Technical Consultant to be advised of Factory Acceptance Test's and Systems Integration Test's dates and locations.

     .(3) Design, fabrication and installation CVA reports.

     .(4) Copies of all completed and approved commissioning tests required by regulatory and statutory authorities.

     .(5) Successful tie-in and production from one template well.

          Production Riser - Items (1) - (4) to be available for review in the Lessee's Project office.

     .(1) Detailed Engineering and Design reports.

     .(2) Design, fabrication and installation CVA reports.

     .(3) Copies of all certificates and third party inspections of equipment.

     .(4) Copies of all completed and approved commissioning test reports required by regulatory and statutory authorities.

          Pipelines - Items (1) - (4) to be available for review in the Lessee's Project office.

     .(1) Detailed Engineering and Design reports.

     .(2) Design, fabrication and installation CVA reports.

     .(3) Copies of all certificates and third party inspections of equipment.

     .(4) Copies of all completed and approved commissioning test reports required by regulatory and statutory authorities.

          Shallow Water Facilities - Items (1) - (4) to be available for review in the Lessee's Project office.

     .(1) Detailed Engineering and Design reports.

     .(2) Design, fabrication and installation CVA reports.

     .(3) Copies of all certificates and third party inspections of equipment.

     .(4) Copies of all completed and approved commissioning test reports required by regulatory and statutory authorities.

2.   Overall System

     The project must deliver and consummate sale to a third party, gross production derived from at least two wells located on the Leased Tracts whose individual production each exceeds two thousand barrels per day of crude oil and one million cubic feet per day of natural gas for each day of 30 consecutive days and whose total gross production exceeds four thousand barrels per day of crude oil and three million cubic feet per day of natural gas for each day of 30 consecutive days.

     The project must have rated capacity to deliver to point of sale at least 40 thousand barrels per day of crude oil and at least 120 million cubic feet per day of natural gas.

     Verification of the overall system requirements shall be satisfactory to the Technical Consultant.

3.   Additional Conditions Precedent to Completion

     . The Lessor and its Funding Sources shall have title to all Leased Property necessary to meet Completion.

     . The Note Holders and Certificate Holders shall have a valid, perfected, first priority Lien in all Leased Property necessary to meet Completion, subject to Permitted Liens.

     . The Lessee shall have obtained, as Agent for the Lessor, all necessary Permits for the construction and installation of the Leased Property.

     . The Lessee shall have obtained all necessary Permits for the operation of the Leased Property.

     .    The Lessee shall supply an updated Schedule 3 to the Master
          Lease Agreement showing all Units of Leased Property (whether funded under the Funding Agreement or with the Lessee's own monies) needed to satisfy the requirements for Completion.

     .    The Leased Property shall be in compliance with all Legal
          Requirements.

     .    No Default or Event of Default shall exist.

     . No Liens shall exist on any of the Leased Property other than under the Operative Documents and Permitted Liens.

     .    No Uncured Deficiencies shall exist.

                                  SCHEDULE 2A
                             LESSOR PAYMENT NOTICE

                                     [Date]


For Billing Period Ended
                        --------------------------
     In accordance with the terms of Section 3 of the Lease Agreement, dated as of November ___, 1994, between Enserch Exploration, Inc. ("Lessor") and New Enserch Exploration, Inc. ("Lessee"), the following amounts shall be paid by Lessee to Lessor on the Rental Payment Date:

     (1) Rent attributable to the Quarterly Rent Charge
                                                               --------------
     (2)  Rent attributable to the Fixed  Charge
          Balance/Rental Balance
                                                               --------------

     (3)  Quarterly Expense Charge
                                                               --------------

     (4)  Additional Rent
                                                               --------------

                                                       Total:
                                                               --------------

     Attached as Exhibit A is an updated Rent Schedule which reflects a change in Quarterly Rent Charge, if applicable.

                                              ENSERCH EXPLORATION, INC.



                                              ---------------------------------
                                              Name:
                                              Title:

                                  SCHEDULE 2B

                                 RENT SCHEDULE

                                 (see attached)

                                  SCHEDULE 3A

          LEASED PROPERTY INVENTORY SCHEDULE AND STIPULATED LOSS VALUE



     (1)                     (2)                  (3)                  (4)            (5)             (6)              (7)
                                                Contractor/                                      Stipulated Loss
                                                   Vendor           Construction                 Value (Original
 Description of                                Description of         Status                    Lease Amount Less      Leased
   Unit of                                        Contract         (In Progress/                   Unpaid Fixed     Property Cost
                                                                                                          -----              ----
Leased Property           Book Value            in Progress         Completed)       Location        Charge)
- ---------------           ----------            -----------         ----------       --------        -------




TOTAL          $



                              NEW ENSERCH EXPLORATION, INC.



                                    By:
                                          --------------------------
                                    Name:
                                    Title:
                                    Date:

                                  SCHEDULE 3B

                           INDIVIDUAL LEASING RECORD
                      (for newly acquired Leased Property)



    (1)                     (2)                        (3)                         (4)

                   Description of Unit of
Delivery Date         Leased Property          Leased Property Cost        Stipulated Loss Value
- -------------         ---------------          --------------------        ---------------------







     I certify that the Unit of Leased Property does not constitute "limited use property." It is reasonable to conclude, as of the Delivery Date, that the use of the Unit of Leased Property after the end of the Term by Lessor or some other Person unrelated to Lessor that could lease or purchase the Leased Property from the Lessor is commercially feasible, that the useful life of such Leased Property at the end of the Term is at least 10% of the useful life of the Leased Property determined as of the Delivery Date, and that the Fair Value of such Unit of Leased Property at the end of the Term determined as of the Delivery Date is at least 10% of the Leased Property Cost.

     Dated this ___ day of __________________, ______.


                                    --------------------------------------
                                    By:
                                              ----------------------------
                                    Title:
                                              ----------------------------

................................................................................

     The undersigned Lessor hereby leases to the undersigned Lessee and Lessee acknowledges delivery to it in good condition of the Leased Property described above. The covenants, terms and conditions of this lease are those appearing in the Lease Agreement between Lessor and Lessee dated as of November __, 1994, as amended, modified or otherwise supplemented from time to time, which covenants, terms and conditions are hereby incorporated by reference.

LESSEE:                             LESSOR:

New Enserch Exploration, Inc.       Enserch Exploration, Inc.



- ---------------------------------   ------------------------------------

By:                                 By:
       --------------------------           ----------------------------
Title:                              Title:
       --------------------------           ----------------------------

                                   SCHEDULE 4

                     PURCHASE SCHEDULE TO THE MASTER LEASE

                                  Dated as of:




     Lessee hereby certifies that, as agent of Lessor under the Agency Agreement, it has acquired or will acquire for the account of Agent for the benefit of Lessor certain Units of Leased Property specified in Annex I annexed hereto or as provided in the Master Lease Agreement dated as of September 30, 1992 (the "Lease"). Such Units of Leased Property shall be subject to the Lease. The aggregate Book Value of such Units of Leased Property is $_____________.

     IN WITNESS WHEREOF, Lessee has caused this Certificate to be executed by one of its Authorized Officers, as of the date specified above.

                              NEW ENSERCH EXPLORATION, INC.



                                    By:
                                          -----------------------
                                    Name:
                                    Title:

                                   SCHEDULE 5

                      REMOVAL SCHEDULE TO THE MASTER LEASE

                                     Dated



  (1)               (2)          (3)             (4)            (5)           (6)            (7)             (8)         (9)
Description                                                  Fair Value
of Unit of                                      Other        of Unit of                     Net Cash
 Leased            Date          Book          Amounts         Leased       Residual         Sales         Removal
 Property        of Sale         Value           Due          Property      Guarantee       Proceeds       Payment     Deficiency
- ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------  ------------



Total $

Note:

      1. If Lessee elects to remove a Unit of Leased Property by the purchase of such Unit of Leased Property, the Removal Payment will equal the Book Value plus Other Amounts Due (per Section 8(b) of the Master Lease Agreement).

      2. If the Lessee elects to remove a Unit of Leased Property by sale to a Third Party then:

          (i) Residual Guarantee shall equal (x) during the primary period, 80% of Book Value and (y) during any Renewal Period, the Book Value less 20% of the Fair Value of such Unit of Leased Property calculated in accordance with the Master Lease Agreement.

          (ii) Removal Payment shall equal the lesser of (x) Book Value plus Other Amounts Due or (y) the sum of Residual Guarantee plus Net Cash Sales Proceeds in accordance with the Master Lease Agreement.

          (iii) Deficiency shall equal the positive difference, if any, between (x) the Book Value plus Other Amounts Due less (y) the Removal Payment.



                                       NEW ENSERCH EXPLORATION, INC.



                                            By:
                                                  ----------------------------
                                            Name:

                                                   Title:



                                   SCHEDULE 6

              REPAIR AND REPLACEMENT SCHEDULE TO THE MASTER LEASE



Description of Unit      Aggregate       Aggregate Repair or         Repaired       Description of
of Leased Property       Book Value        Replacement Cost         or Replaced         Repairs
- ------------------       ----------        ----------------         -----------         -------




TOTALS


I have reviewed the above repairs and replacements and certify that the Project continues to comply with the requirements of Section 7(b) of the Master Lease Agreement.



                             NEW ENSERCH EXPLORATION, INC.



                                    By:
                                         --------------------------
                                 Name:
                                 Title:

                                   SCHEDULE 7

                                   INSURANCE
                                   ---------


  The Lessee will provide, or cause to be provided, insurance in accordance with the terms of this Schedule, which insurance shall be placed and maintained with Permitted Insurers.

  (a) Construction and Installation Phase - From the date the Lessee first bears the risk of loss with respect to any of the Leased Property until and including the Completion Date, the Lessee will provide, or cause to be provided, the following coverages for the Project:

     (i) all-risk builders' risk insurance for physical loss or damage to the Project with limits equal to the sum of the replacement cost thereof plus expenses following a covered loss related to the reconstruction of the Project including, but not limited to, Permit fees, attorneys' fees and engineering and consulting costs, which limits shall be not less than $235,000,000 (provided, however, that such insurance shall provide for replacement cost coverage whether or not the insured property is replaced and, provided further, that the insurance shall not have the effect of causing the Lessee or any of its Affiliates to be deemed a co-insurer), with respect to the Lessee (and, at the Lessee's option, its Partners) and any of its Affiliates providing services with respect to the Project and all contractors and subcontractors in any tier involved in the construction of the Project, such insurance to include, without limitation, coverage for floods, windstorms, hurricanes, tornados, earthquakes, collapse, terrorist risks, boiler and machinery property damage and other perils (including, without limitation, removal of debris and cleanup) and such insurance to cover onshore fabrication and prefabrication, transit by any means, installation, existence, hook-up and commissioning, partial operating, sue and labor claims, additional work claims and claims resulting from increased repair costs, in each case associated with the Project, and such insurance to include coverage for all other risks and occurrences customarily included under all-risk policies available with respect to Property similar in construction, location, occupancy and operation to the Project;

     (ii) statutory workers' compensation and occupational disease insurance (including, without limitation, coverage under the U.S. Longshoremen's and Harbor Workers' Act, the Outercontinental Shelf Lands Act, the Jones Act, the Death on the High Seas Act and general maritime law, and for "in rem" claims treated as "in personam" claims and borrowed servant claims) in accordance with applicable state and federal law, and employer's liability insurance with limits complying with the underlying requirements of the excess liability policy required by Paragraph (a)(v) with a limit of not less than $5,000,000, with respect to (x) the Lessee (and, at the Lessee's option, its Partners) and any of its Affiliates providing services with respect to the Project and (y) all other existing and future contractors and subcontractors in any tier involved in the construction of the Project;

    (iii) commercial general liability insurance, including protection and indemnity coverage, maritime employers' liability coverage, contractual liability coverage, contingent liability coverage, towage liability coverage, excess debris removal and clean-up coverage, cross-liabilities coverage, sudden and accidental seepage and pollution coverage, and other coverage for hazards customarily insured with respect to Property similar in construction, location, occupancy and operation to the Project and including completed operations coverage with respect to all insureds which shall be extended to provide coverage for a minimum period of one year after written acceptance of the Project by the Lessee, with limits complying with the underlying requirements of the excess liability policy required by Paragraph
  (a)(v), with respect to (x) the Lessee (and, at the Lessee's option, its Partners) and any of its Affiliates providing services with respect to the Project and (y) all existing and future contractors and subcontractors in any tier involved in the construction of the Project;

     (iv) well control insurance, including coverage for control of any well, firefighting expenses, unlimited re-drilling expenses, extended re-drilling expenses, seepage and pollution, clean-up and containment, deliberate well-firing, underground blowouts, contingent joint venture coverage, care, custody and control coverage, evacuation expenses and such other coverage for risks and hazards customarily insured with respect to oil and gas wells similar in construction, location and operation to the wells related to the Project, such coverage to include a make well safe endorsement, to be in compliance with the Outer Continental Shelf Lands Act Amendment 1978, to provide for Oil Pollution Act buyback rights (limited form), and to have limits of not less than $100,000,000 for each occurrence.

      (v) (x) excess commercial liability insurance (including, without limitation, completed operations coverage as required by Paragraph (a)(iii) hereof) in excess of the liability policies described in Paragraph (a) (ii) and (iii) to bring to limits of not less than $200,000,000 for each occurrence and in the aggregate per year with respect to the Lessee (and, at the Lessee's option, its Partners) and any of its Affiliates providing services with respect to the Project and, if the Lessee elects to effect the coverage required by this Paragraph under a "blanket" policy, Special General Partner and its other Affiliates insured thereby, and (y) excess commercial liability insurance in excess of the liability policies described in Paragraph (a)(ii) and (iii) with limits of not less than $5,000,000 for each occurrence and in the aggregate per year with respect to all existing and future contractors and subcontractors in any tier involved in the construction of the Project;

     (vi) marine cargo property insurance covering the shipment of materials and equipment from overseas with limits equal to 110% of the invoice amount for such materials or equipment;

     (vii) the policy or policies providing the coverages required by Paragraphs (a)(i), (iii), (iv), (v) and (vi) may include deductible amounts for the account of the Lessee or its Affiliates, as the case may be, not to exceed $5,000,000 in the aggregate for all such coverages provided by the Company, Special General Partner, and any of its Affiliates providing services with respect the Project.

  (b) Operating Phase - At all times subsequent to the Completion Date, the Lessee shall provide, or cause to be provided, the following property and liability coverages with respect to the Project:

     (i) all-risk property coverage, with limits of coverage at least equal to the replacement cost (which limits shall be not less than $235,000,000 for the Project), which insurance coverage may, at the Lessee's option, be included under any "blanket" policy maintained by Special General Partner so long as such "blanket" policy provides for all-risk property coverage with respect to the Project and any other Property covered thereby, with limits of coverage at least equal to the aggregate replacement cost of the Project and all such other Property insured thereby (provided, however, that such insurance, in either case, shall provide for replacement cost coverage whether or not the insured property is replaced, and, provided further, that the insurance shall not have the effect of causing the Lessee or any of its Affiliates to be deemed a co-insurer), with respect to the Lessee (and, at the Lessee's option, its Partners) and any Affiliate of the Lessee providing services with respect to the Project, or if the Lessee elects to effect the coverage required by this Paragraph under a "blanket" policy, Lessee, Special General Partner and its Affiliates insured thereby, such insurance to include, without limitation, coverage for (x) floods, windstorms, hurricanes, tornados, earthquakes, collapse, terrorist risks, strikes, riots and civil commotions and other perils (including, without limitation, debris removal and cleanup) and such insurance to cover equipment separated from the Project, transit of equipment and consumables to and from shore bases, sue and labor claims, general average coverage and salvage charges, in each case with respect to the Project, and such insurance to include coverage for all other risks and occurrences customarily included under all-risk policies available with respect to Property similar in construction, location, occupancy and operation to the Project (or the Project and all other Property insured thereby if all are covered under a "blanket" policy), and (y) "boiler and machinery" property damage insurance on a comprehensive basis with respect to damage to the machinery, plants, equipment or similar apparatus (including production machinery) included in the Project (or the Project and all other Property insured thereby if all are covered under a "blanket" policy), from risks and in amounts normally insured against under machinery policies.

   (ii)

     (1) statutory workers' compensation and occupational disease insurance (including, without limitation, coverage under the U.S. Longshoremen's and Harbor Workers' Act) in accordance with applicable state and federal law, and employer's liability insurance with limits complying with the underlying requirements of the excess liability policy described in Paragraph (b)(ii)(4) with a limit of not less than $5,000,000, with respect to (x) the Lessee (and at the Lessee's option, its Partners,) and any Affiliate of the Lessee providing services with respect to the Project, and (y) any contractor or subcontractor in any tier involved in the operation of, or any construction with respect to, the Project;

     (2) commercial general liability insurance covering operations of the Lessee, including protection and indemnity coverage, maritime employers' liability coverage, contractual liability coverage, contingent liability coverage, towage liability coverage, excess debris removal and clean-up coverage, cross-liabilities coverage, sudden and accidental seepage and pollution coverage, and other coverage for hazards customarily insured with respect to Property similar in construction, location, occupancy and operation to the Project, with limits complying with the underlying requirements of the excess liability policy described in Paragraph
   (b)(ii)(4), with respect to (x) the Lessee (and at the Lessee's option, its Partners) and any Affiliate of the Lessee providing services with respect to the Project, and (y) any contractor or subcontractor in any tier involved in the operation of, or any construction with respect to, the Project;

     (3) well control insurance, including coverage for control of any well, firefighting expenses, unlimited re-drilling expenses, extended re-drilling expenses, seepage and pollution, clean-up and containment, deliberate well-firing, underground blowouts, contingent joint venture coverage, care, custody and control coverage, evacuation expenses and such other coverage for risks and hazards customarily insured with respect to oil and gas wells similar in construction, location and operation to the wells related to the Project, such coverage to include a make well safe endorsement, to be in compliance with the Outer Continental Shelf Lands Act Amendment 1978, to provide for Oil Pollution Act buyback rights (limited form), and to have limits of not less than $100,000,000 for each occurrence;

     (4) (x) excess commercial liability insurance in excess of the liability policies described in Paragraphs (b)(ii)(1) and (2) to bring to limits of not less than $200,000,000 for each occurrence and in the aggregate per year with respect to the Lessee, Special General Partner and its Affiliates, (y) excess commercial liability insurance in excess of the liability policies described in Paragraphs (b)(ii)(1) and
   (2) with limits of not less than $5,000,000 for each occurrence and in the aggregate per year with respect to any contractor or subcontractor in any tier involved in the operation of, or any construction with respect to, the Project.

      (iii) The policy or policies providing the coverage required by paragraphs (b)(i) and (b)(ii)(2), (b)(ii)(3) and (b)(ii)(4) may include deductible amounts for the account of the Lessee or its Affiliates, as the case may be, not to exceed $5,000,000 in the aggregate for all such coverages.

  (c) Insurance Endorsements - Any insurance carried in accordance herewith shall, except as hereinafter permitted, provide or be endorsed to provide that:

      (i) the Lessor and the Agent on behalf of the Lenders, as their interests may appear, shall be included as additional insureds or named as loss payees except as respects coverages required by Paragraphs (a)(ii), (a)(iv),
  (b)(ii)(1) and (b)(ii)(3), with the understanding that any obligation imposed upon the insured (including, without limitation, the liability to pay premiums) under any policy required by this Schedule shall be the obligation of the Lessee (or, if appropriate, Special General Partner and its Affiliates) and not that of the Lessor, the Agent or any Lender;

      (ii) losses, if any, under any property insurance with respect to the Project shall be adjusted as provided in Paragraph (d), and insurance proceeds with respect to losses, if any, in excess of $5,000,000 per occurrence (including such amount) in respect of the Project shall be paid into the Restoration Account, and insurance proceeds with respect to other losses in respect of the Facility shall be payable to the Lessee;

      (iii) except with respect to the coverage required by Paragraphs (a)(i),
  (a)(ii), (a)(iv), (a)(vi), (b)(i), (b)(ii)(1) and (b)(ii)(3), a cross-
  liability and severability of interest endorsement providing that to the extent the policy is written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability and deductibles, shall operate in the same manner as if there were a separate policy covering each insured;

      (iv) the insurer thereunder waives all rights of subrogation against the Lessor, the Agent or the Lenders;

      (v) such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of the Lessor, the Agent or the Lenders with respect to its or their interests in the Project;

      (vi) if such insurance is cancelled for any reason whatsoever (including, without limitation, nonpayment of premium) or any material change is made in the coverage that affects the interests of the Lessor, the Agent or the Lenders, such cancellation or change shall not be effective as to the Lessor, the Agent and the Lenders for 10 days for nonpayment of premiums and otherwise for 45 days, in both cases after receipt by the Lessor and the Agent (at the address provided pursuant to Section 22 of the Lease) of written notice sent by certified mail from such insurer of such cancellation or change; and

      (vii) Any insurance carried in accordance with clauses (a)(ii)(y),
  (a)(iii)(y) and (a)(v)(y) of this Schedule shall contain essentially the same endorsements as are set forth in clauses (c)(i), (c)(iv), (c)(v) and (c)(vi) in favor of the Lessee rather than the Lessor, the Agent and the Lenders.

  (d) Adjustment of Property Losses - The loss, if any, under any property insurance covering the Project required to be carried by this Schedule shall be adjusted with the insurance companies or otherwise collected, including, without limitation, the filing of appropriate proceedings, by the Lessee in consultation with the Lessor and the Agent.

  (e) Reinstatement of Limits - The Lessee shall, or shall cause its insurance broker to, notify promptly the Lessor and the Agent at any time when the limits of the excess commercial liability insurance required by Paragraphs (a)(v) or
(b)(ii)(4) shall have been reduced, either by reason of payments of, or the establishment of reserves for the ultimate payment of, claims which have been asserted during the term of such insurance, by an aggregate amount in excess of $10,000,000. At such time, the Lessee shall, if so requested by the Lessor, use its best efforts to reinstate such insurance so as to comply with the requisite limits prescribed herein.

  (f) Upon request, the Lessee will furnish the Lessor and the Agent copies of all insurance policies, binders and cover notes or other evidence of such insurance relating to the Project, as the case may be.

  (g) Additional Insurance by the Lenders or the Lessee - Nothing in this Schedule shall prohibit the Lessor, the Agent, any Lender or the Lessee or any of its Partners, as their respective interests may appear, from maintaining for its own account, at the expense of the Person purchasing such insurance, additional insurance on or with respect to the Project, or any part thereof, with coverage exceeding that otherwise required under this Schedule, unless such insurance would conflict with or limit the insurance otherwise required under this Schedule.

                             AGENCY  AGREEMENT AND
                           LIMITED POWER OF ATTORNEY
                     Dated as of _________________________


                                    Between


                           ENSERCH EXPLORATION, INC.


                                      and


                         NEW ENSERCH EXPLORATION, INC.

                                 Project Agent
                                 -------------

  AGENCY AGREEMENT AND LIMITED POWER OF ATTORNEY, dated as of _________________________ (as it may be amended from time to time, this "Agreement"), by and between New Enserch Exploration, Inc., a Texas corporation (the "Company") and Enserch Exploration, Inc., a Delaware corporation (the "Lessor"). All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Lease Agreement dated as of _________________________ by and between the Company, as Lessee, and Enserch Exploration, Inc., as Lessor, as the same may be amended from time to time ("Lease").


                                R E C I T A L S
                                ---------------

  A. The Company has requested that the Lessor acquire and lease to the Company the Leased Property pursuant to the Lease.

  B. The Company has requested that the Lessor appoint the Company as agent to purchase, refurbish, assemble and install the Leased Property in compliance with the Project Plan.

  NOW, THEREFORE, in consideration of the agreements herein and intending to be legally bound by this Agreement, the parties hereby agree to be bound as follows:

  1. Appointment of Project Agent.  The Lessor hereby appoints the Company as
     ----------------------------
its agent and Attorney-in-Fact (the Company, in such capacity is herein called the "Project Agent"), and the Project Agent hereby agrees to act as the Lessor's agent, to perform certain of the obligations and responsibilities of the Lessor and to cause the Leased Property to be constructed in accordance with the Project Plan and to undertake such other powers, duties and obligations as are set forth herein.

  2. Term of Agency Relationship.  The agency relationship created herein
     ---------------------------
between the Project Agent and the Lessor shall commence as of the date hereof and shall end upon expiration of the Lease Term, as it may be extended from time to time. The Lessor may, but is not obligated to, revoke the Company's right and obligation to act as Project Agent hereunder upon a Default by the Lessees under the Lease.

  3. Powers, Duties and Obligations.  The Project Agent shall have the following
     ------------------------------
powers, duties and obligations:

     (a) To perform all acts which the Project Agent may deem necessary on behalf of the Lessor, but only in the name of the Project Agent, in connection with the Completion of the Project, including, without limitation, the purchasing, manufacturing, refurbishing, assembling and transporting of the Leased Property;

     (b) To perform or cause to be performed all work in connection with the Completion of the Project to be done in a good and workmanlike manner and in compliance with all Legal Requirements, Insurance Requirements, the Project Plan and the Development Plan;

     (c) To take all actions as it would take as a reasonably prudent operator in the management and operation of its own properties and to construct the Project in a manner necessary to meet Completion on or before the Completion Date.

     (d) To pay, or cause to be paid, in accordance with prudent industry practices all costs and expenses of the Completion of the Project and perform all obligations of such Completion of the Project, including, without limitation, the performance of all contracts and other agreements it entered into on behalf of the Lessor and to preserve the Lessor's rights in any Leased Property subject to any contract;

     (e) To keep the Leased Property free of all Liens except Permitted Liens;

     (f) To transfer and hold all of the evidence of ownership of the Leased Property for the benefit of the Lessor regardless of whether such Leased Property was purchased with money funded under the Funding Agreement;

     (g) To cause all contracts and other agreements entered into by the Project Agent on behalf of the Lessor to be assignable;

     (h) To avoid purchasing Property from or entering into any contract with Affiliates of the Project Agent in connection with the Project unless upon fair and reasonable terms that are not less favorable to the Lessor than those which might be obtained in an arm's-length transaction between unaffiliated Persons in the same business at the time such terms are agreed upon;

     (i) To grant, bargain, sell, convey or contract for the sale or conveyance of the Leased Property in connection with the Lessee's duties pursuant to the Lease; and

     (j) To contract with all vendors, contractors and suppliers for supplies, materials and services affecting the Leased Property;

     (k) To pay for, exchange or otherwise settle accounts for the acquisition of supplies, materials or services affecting the Leased Property;

     (l) To ask for, demand, collect, recover, and receive all moneys which may become due and owing by reason of conveyances, whether by deed, contract, Bill of Sale or other instruments or to pay for, exchange or otherwise settle accounts for the acquisition of supplies, materials or services affecting the Leased Property;

     (m) To ask for, demand, collect, and recover, each in the name of Lessee, any and all sums that may be due on account of any damage to any of the Leased Property; and

     (n) To manage correspondence and conduct communications with Federal, state and local government agencies with regard to matters affecting the Leased Property, including, but not limited to, the acquisition of all permits, licenses, rights of way and easement, if any, affecting the Leased Property.

  4. Disclosure.  The Development Plan and the Project Plan were developed
     ----------
solely by the Company or its predecessors. The Project Agent shall act in its sole discretion in choosing the Leased Property and hiring any contractors and subcontractors to work on the Leased Property. The Lessor and its Funding Sources have no liability for the Leased Property and shall be indemnified and held harmless as provided in the Lease, the Master Lease, the Funding Agreement and the other Operative Documents.

  5. Miscellaneous.
     -------------

     (a) Assignment.  Neither party hereto shall assign or delegate all or any
         ----------
  part of this Agreement or any of its rights hereunder, without the prior written consent of the other party hereto.

     (b) Successors.  This Agreement shall be fully binding upon the parties and
         ----------
  their respective successors, assigns and legal representatives.

     (c) Notices.  Any notice, request, approval, consent, order, instruction,
         -------
  direction, report or other communication under this Agreement given by either party to the other party shall be in writing and shall be delivered in the manner set forth in the Lease.

     (d) Time; Non-Waiver.  The failure or delay of any party to insist upon
         ----------------
  strict performance of any of the provisions of this Agreement, to exercise any rights or remedies provided under this Agreement or by law, or to notify the other party in the event of breach or default under this Agreement, shall not release or relieve any party from any of its obligations under this Agreement and shall not be deemed a waiver of any right to insist upon strict performance of this Agreement or any of the rights or remedies hereunder, nor shall any purported oral modification or rescission of this Agreement operate as a wavier of any of the provisions of this Agreement.

     (e) Amendments.  No change, waiver, amendment or modification of any of the
         ----------
  provisions of this Agreement shall be valid unless set forth in a written instrument signed by the party to be bound thereby, and consented to in writing by the Lessor.

     (f) Interpretation.  All section, subsection and paragraph captions are for
         --------------
  convenience of reference only and shall not affect the construction of any provisions hereof. This Agreement is subject to the Master Lease and the Lease, and if there is a conflict between the terms of this Agreement and the terms of the Master Lease or the Lease, the terms of the Master Lease or Lease shall control, as applicable.

     (g) Applicable Law.  This Agreement and the rights and obligations of the
         --------------
  parties hereunder shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York.

     (h) Further Assurances.  The parties hereto agree that they will promptly
         ------------------
  and duly execute and deliver to the other such documents and assurances and take such further action as the other party may from time to time reasonably request to carry out more effectively the intent and purpose of this Agreement, or to establish and protect the rights and remedies created or intended to be created hereunder in favor of any party.

     (i) Counterparts.  This Agreement may be executed in multiple counterparts,
         ------------
  each of which, taken together, shall constitute a single fully executed original.

     (j) Headings and Table of Contents.  The table of contents and the headings
         ------------------------------
  of the various paragraphs of this Agreement have been inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the expressed terms and provisions of this Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this Agency Agreement to be duly executed by their respective duly authorized officers as of the day and year first above written.

                                ENSERCH EXPLORATION, INC.
                                 a Delaware corporation



WITNESSES:                            By:
          ------------------------         -----------------------------
          ------------------------         Gary J. Junco
                                           President



                                NEW ENSERCH EXPLORATION, INC.
                                 a Texas corporation



WITNESSES:                            By:
          ------------------------        ------------------------------
          ------------------------      Name:
              Title:

STATE OF TEXAS       (S)
                     (S)
COUNTY OF DALLAS     (S)

  Before me, a notary public in and for the State of Texas, on this day personally appeared ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President of Enserch Exploration, Inc., a corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation. Given under my hand and seal of office this ______ day of ___________________, 1994.



                         -------------------------------------------------------
                         Notary Public in and for the State of Texas.
                         My Commission expires:
                                               ---------------------------------


STATE OF TEXAS       (S)
                     (S)
COUNTY OF DALLAS     (S)

  Before me, a notary public in and for the State of Texas, on this day personally appeared ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President of New Enserch Exploration, Inc., a corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation. Given under my hand and seal of office this ______ day of ___________________, 1994.



                         -------------------------------------------------------
                         Notary Public in and for the State of Texas.
                         My Commission expires:
                                               ---------------------------------